PROSPECTUS
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    ISSUED BY
                          LINCOLN BENEFIT LIFE COMPANY
                                 1-800-525-9287

OPERATIONS CENTER ADDRESS:                          MAILING ADDRESS:
2940 SOUTH 84TH STREET                              P.O. BOX 82532
LINCOLN, NEBRASKA 68506-4142                        LINCOLN, NEBRASKA 68501-2532

The Policy is designed to provide both life insurance protection and flexibility in connection with premium payments and death benefits. Subject to certain restrictions, you may vary the frequency and amount of the premium payments and increase or decrease the level of life insurance benefits payable under the Policy. This flexibility allows you to provide for changing insurance needs within the confines of a single insurance policy.

Lincoln Benefit Life Company ("we", "us", "Lincoln Benefit") will pay a Death Benefit upon the Insured's death. You may choose one of two Death Benefit options: (1) a level amount, which generally equals the Face Amount of the Policy; or (2) a variable amount, which generally equals the face amount plus the Policy Value. While the Policy remains in force, the Death Benefit will not be less than the current face amount of the Policy, minus any outstanding Policy debt and any due and unpaid charges. The minimum face amount of a Policy is $50,000 ($25,000 for Insureds age 65 or over at the Policy Date). We guarantee your Policy will stay in force and provide a Guaranteed Minimum Death Benefit for a specified period if you pay the Monthly Guaranteed Premium. If you do not pay the Monthly Guaranteed Premium, your Policy will terminate if the Lapse Determination Value becomes insufficient to pay the monthly charge when due.

You may choose to invest in one or more Subaccounts of the Separate Account or the Fixed Account. The Policy provides a free look period. You may cancel the Policy by returning it to us within the later of 10 days after you receive the Policy, or after a longer period if required by state law. We will refund the Policy Value as of the date we receive the Policy, plus any charges previously deducted, unless your state requires a refund of premium.

The Portfolios underlying the Separate Account currently are:

JANUS ASPEN SERIES: Flexible Income Portfolio, Balanced Portfolio, Growth Portfolio, Aggressive Growth Portfolio, Worldwide Growth Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND: Money Market Portfolio; Equity-Income Portfolio; Growth Portfolio; Overseas Portfolio, Asset Manager Portfolio; Contrafund Portfolio

FEDERATED INSURANCE SERIES: Federated Utility Fund II; Federated Fund for U.S. Government Securities II; Federated High Income Bond Fund II

SCUDDER VARIABLE SERIES I: Bond Portfolio

The Policy does not contain a minimum guaranteed Policy Value. Your Policy Value will rise and fall, depending on investment experience of the Portfolios underlying the Subaccounts to which you allocate your Premium. You bear the entire investment risk for all amounts so allocated. The Policy Value will also reflect the amount of premium payments, any partial surrenders, and charges imposed.

We will not accept any premium that could cause the Policy not to qualify as a Life insurance contract under the Tax Code.

In certain states, the Policy may be offered as a group policy with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group Policies unless the context specifies otherwise.

It may not be financially advantageous to replace existing insurance coverage or buy additional insurance if you already own a variable life insurance policy.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUSES FOR THE PORTFOLIOS LISTED ABOVE. IF ANY OF THE PROSPECTUSES ARE MISSING OR OUTDATED, PLEASE CONTACT US AND WE WILL SEND YOU THE PROSPECTUS YOU NEED.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES. EACH OF THE PORTFOLIOS AND FIXED
ACCOUNT  MAY  NOT  BE  AVAILABLE.   CHECK  WITH  YOUR  LOCAL  REPRESENTATIVE  ON
AVAILABILITY.

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    THE DATE OF THIS PROSPECTUS IS MAY 1, 2001

                                TABLE OF CONTENTS

DEFINITIONS ........................................................3
QUESTIONS AND ANSWERS ABOUT YOUR POLICY.............................4
PURCHASE OF POLICY AND ALLOCATION OF PREMIUMS.......................6
Application for a Policy............................................6
Premiums............................................................6
Premium Limits......................................................7
Modified Endowment Contracts........................................7
Monthly Guarantee Premiums..........................................7
Lifetime Guarantee Premium..........................................7
Safety Net Premium..................................................7
Allocation of Premiums..............................................8
Policy Value........................................................8
Accumulation Unit Value.............................................8
Transfer of Policy Value............................................9
Transfers Authorized by Telephone...................................9
Excessive Trading Limits............................................9
Dollar Cost Averaging Program.......................................9
Portfolio Rebalancing...............................................10
Specialized Uses of the Policy......................................10

INVESTMENT AND FIXED ACCOUNT OPTIONS................................11
The Portfolios......................................................11
Voting Rights.......................................................12
Additions, Deletions or Substitutions of Investments................13
The Fixed Account...................................................13

POLICY BENEFITS AND RIGHTS..........................................13
Death Benefit.......................................................13
Death Benefit Options...............................................14
Change in Face Amount...............................................14
Optional Insurance Benefits.........................................15
Policy Loans........................................................15
Amount Payable on Surrender of the Policy...........................16
Partial Withdrawals.................................................16
Settlement Options..................................................16
Maturity............................................................17
Lapse and Reinstatement.............................................17
Cancellation and Exchange Rights....................................17
Postponement of Payments............................................18

CHARGES AND DEDUCTIONS..............................................18
Premium Charges.....................................................18
Monthly Deductions..................................................18
Cost of Insurance...................................................18
Administrative Expense Charge.......................................19
Risk Charge.........................................................19
Surrender Charge....................................................19
Contingent Deferred Sales Charge....................................19
Contingent Deferred Administrative Charge...........................19
Surrender Charge on Increases in Initial Face Amount................20
Other Surrender Charge Rules........................................20
Transfer Fee........................................................20
Deduction for Separate Account Income Taxes.........................20
Portfolio Expenses..................................................20

GENERAL POLICY PROVISIONS...........................................22
The Policy..........................................................22
Statements to Policy Owners.........................................22
Limit on Right to Contest...........................................22
Suicide.............................................................22
Misstatements.......................................................22
Beneficiary.........................................................22
Assignment..........................................................22
Dividends...........................................................22

FEDERAL TAX MATTERS.................................................22
Taxation of the Separate Account....................................22
Taxation of Policy Benefits.........................................23
Modified Endowment Contracts........................................23
Diversification Requirements........................................24
Ownership Treatment.................................................24

DESCRIPTION OF LINCOLN BENEFIT LIFE COMPANY
  AND THE SEPARATE ACCOUNT..........................................24
Lincoln Benefit Life Company........................................24
Executive Officers and Directors of Lincoln Benefit Life............25
Separate Account....................................................26
Safekeeping of Separate Account's Assets............................26
State Regulation of Lincoln Benefit Life............................26

DISTRIBUTION OF THE POLICIES........................................26
MARKET TIMING AND ASSET ALLOCATION SERVICES.........................26
LEGAL PROCEEDINGS...................................................27
LEGAL MATTERS.......................................................27
REGISTRATION STATEMENT..............................................27
EXPERTS.............................................................27
FINANCIAL STATEMENTS................................................27
APPENDIX............................................................A-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                                   DEFINITIONS

Please refer to this list for the meaning of the following terms:

ACCUMULATION UNIT--An accounting unit of measurement which we use to calculate the value of a Subaccount.

AGE--The Insured's age at last birthday.

ATTAINED AGE--The age of the Insured at the last Policy Anniversary.

BENEFICIARY(IES)--The person(s) named by you to receive the Death Benefit under the Policy.

DEATH BENEFIT--The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.

FACE AMOUNT--The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.

FIXED ACCOUNT--The portion of Policy Value allocated to our general account.

GRACE PERIOD--A 61-day period during which the Policy will remain in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.

INSURED--The person whose life is insured under the Policy.

ISSUE AGE--The Insured's age as of the Issue Date.

ISSUE DATE--The date on which the Policy is issued. It is used to determine policy anniversaries, policy years and policy months in the Policy.

LAPSE DETERMINATION VALUE--The value that must be available to pay a monthly deduction in order for the Policy to remain in force. If you have no outstanding Policy Debt, the Lapse Determination Value equals the Policy Value. Otherwise, it equals the Net Surrender Value.

LOAN  ACCOUNT--An   account   established  for  amounts   transferred  from  the
Subaccounts or the Fixed Account as security for outstanding Policy loans.

MONTHLY AUTOMATIC PAYMENT--A method of paying a Premium each month automatically by bank draft or salary deduction.

MONTHLY DEDUCTION DAY--The same day in each month as the Issue Date. The day of the month on which deductions are taken from your Policy Value.

NET DEATH BENEFIT--The Death Benefit less any Policy Debt.

NET INVESTMENT FACTOR--The factor we use to determine the change in value of an Accumulation Unit in any Valuation period. We determine the Net Investment Factor separately for each Subaccount.

NET POLICY VALUE--The Policy Value less any Policy Debt.

NET PREMIUM--The Premium less the premium tax charge of 2 1/2%.

NET SURRENDER VALUE--The Surrender Value less any Policy Debt.

POLICY DEBT--The sum of all unpaid Policy loans and accrued loan interest.

POLICY OWNER ("YOU")--The person(s) having the privileges of ownership defined in the Policy. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY VALUE--The sum of the values of your interests in the Subaccounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which Monthly Deductions are made and the Death Benefit is determined.

PORTFOLIO(S)--The underlying mutual fund(s) (or investment series thereof) in which the Subaccounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM--The amount paid to us for the Policy.

QUALIFIED PLAN--A pension or profit-sharing plan established by a corporation, partnership, sole proprietor, or other eligible organization that is qualified for favorable tax treatment under Section 401(a) or 403(b) of the Tax Code.

RECORD DATE--The date we record the Policy on our books as an in force policy.

SEPARATE ACCOUNT--The Lincoln Benefit Life Variable Life Account, which is a segregated investment account of Lincoln Benefit.

SUBACCOUNT--A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE--The Policy Value less any applicable surrender charges.

TAX CODE--The Internal Revenue Code.

VALUATION DATE--Each day the New York Stock Exchange ("NYSE") is open for business.

VALUATION PERIOD--The period commencing at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern time) on each Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

                              QUESTIONS AND ANSWERS
                                ABOUT YOUR POLICY

The following is a compilation of answers to selected questions that you may have about some of the most important features of your Policy. The remainder of the prospectus, which follows immediately afterward, contains a more complete discussion of these and other matters. Please read the Prospectus carefully.

1. WHAT IS A FLEXIBLE PREMIUM VARIABLE LIFE POLICY?

This Policy has a Death Benefit, Policy Value, and other features of life insurance providing fixed benefits. It is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much premium you want to pay. It is a "variable" policy because the Death Benefit and Policy Value vary according to the investment experience of the Portfolios to which you have allocated your Premiums. The Policy Value is not guaranteed. Payment of the Death Benefit may be guaranteed under the Guaranteed Minimum Death Benefit provision. This Policy provides you with the opportunity to take advantage of any increase in your Policy Value, but you also bear the risk of any decrease.

2. WHAT ARE THE DEATH BENEFIT OPTIONS?

While this Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options.

Under Option 1, the Death Benefit is the greater of the Face Amount or the Policy Value times a specified percentage. Under Option 2, the Death Benefit is equal to the greater of (a) the Face Amount plus the Policy Value on the Insured's date of death or (b) the Policy Value multiplied by a specified percentage. The Death Benefit under Option 2 is a variable amount. Before we pay the Death Benefit to the Beneficiary, however, we will subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charges.

3. WHAT IS THE GUARANTEED MINIMUM DEATH BENEFIT FEATURE?

Unless otherwise required by your state, we will keep your Policy in force regardless of the investment performance of the underlying funds and provide a Guaranteed Minimum Death Benefit ("GMDB") for either:

     a)   the  Insured's  lifetime,  or

     b)   for issue ages 0-55:  to the  Insured's  attained age 65;

     c)   for issue ages 56-70:  10 Policy years; or

     d) for issue ages 71-79: to the Insured's attained age 80, so long as you pay the appropriate monthly guarantee premium.

4. HOW WILL MY POLICY VALUE BE DETERMINED?

Your Premiums are invested in one or more of the Subaccounts of the Separate Account or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Subaccounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value will depend upon the amount of Net Premiums paid, partial withdrawals, charges assessed and the performance of the underlying Portfolios. We do not guarantee a minimum Policy Value.

5.  WHAT ARE THE PREMIUMS FOR THIS POLICY?

You have considerable flexibility as to the timing and amount of your Premiums. You have a required Premium in your Policy which is based on your Policy's face amount and the Insured's age, sex, and risk class. You do not have to pay the required premium after the first Policy Year. To take advantage of the Guaranteed Minimum Death Benefit feature, you must pay the cumulative monthly guarantee premiums due. If you allow the GMDB feature to terminate, you must pay enough premium so that your Lapse Determination Value can pay monthly deductions. Otherwise, you may pay any level of Premium, as long as the Premium paid would not cause your Policy to lose its status as a life insurance contract under the Tax Code. Your Policy has a planned periodic premium which is determined when you purchase a Policy. If you fail to pay a planned periodic premium, we will not automatically terminate your Policy.

6. CAN I INCREASE OR DECREASE MY POLICY'S FACE AMOUNT?

Yes, you have considerable flexibility to increase or decrease your Policy's Face Amount. You may request an increase and/or a decrease after the fifth Policy Year. You may do so by sending us a written request. To request an increase in Face Amount, you must provide us with satisfactory evidence of insurability that meets our underwriting standards. Any increase in Face Amount must equal at least $10,000. Any increase will increase the charges deducted from your Policy Value. You may not decrease the Face Amount below $25,000.

7. HOW ARE NET PREMIUMS ALLOCATED?

Before your Premiums are allocated to the Policy Value, we deduct 2.5% for premium taxes. (See "Premium Charges," page 18.) The remaining amount is called the Net Premium. When you apply for the Policy, you specify in your application how to allocate your Net Premiums among the Subaccounts and the Fixed Account. You must use whole number percentages and the total allocation must equal 100%. When you pay additional premiums, you should again specify how you want your Net Premiums allocated. If you don't, we will automatically allocate the payment based on the then current Net Premium allocation. You may change your allocation percentages at any time by notifying us in writing.

Generally,  we will  allocate  your  Premiums to the  Subaccounts  and the Fixed
Account as of the date your Premiums are received in our home office. If a Premium requires an underwriting, the Premium will not be allocated nor will it earn interest prior to the Issue Date. Once underwriting approval and Premium is received, we will allocate that Premium in accordance with your most recent instruc-tions. If there are outstanding requirements when we issue the Policy which prevents us from placing your Policy in force, your Premiums will not be allocated until those requirements are satisfied.

You may transfer Policy Values among the Subaccounts and the Fixed Account while the Policy is in force, by writing us or calling us at 1-800-525-9287. While we currently are waiving the transfer fee, the Contract permits us to charge a transfer fee of up to $10 upon the second and each subsequent transfer in a single calendar month. While you may also transfer amounts from the Fixed Account, certain restrictions apply.

You may also want to take advantage of our automatic Dollar Cost Averaging program or Portfolio Rebalancing programs. Under the Dollar Cost Averaging program, amounts are automatically transferred at regular intervals from the Fixed Account or a Subaccount of your choosing to up to eight options. Transfers may be made monthly, quarterly or annually. (See "Dollar Cost Averaging Program" page 9).

Under the Portfolio Rebalancing program, you can maintain the percentage of your Policy Value allocated to each Subaccount at a pre-set level. Investment results will shift this balance of your Policy Value allocations. If you select rebalancing, we will automatically transfer your Policy Value back to the percentages at the frequency (monthly, quarterly, semiannually, or annually) that you specify. We will automatically terminate this program if you request a transfer outside of the program. (See "Portfolio Rebalancing" page 10.) You may not use both programs at the same time.

8. WHAT ARE MY ALLOCATION CHOICES UNDER THE POLICY?

You can allocate and reallocate your Policy Value among the Subaccounts, each of which in turn invests in a single Portfolio. Under the Policy, the Separate Account currently invests in the following Portfolios:

FUND                                        PORTFOLIO(S)
---------                                   ------------------------------------
Janus Aspen Series                          Flexible Income Portfolio
                                            Balanced Portfolio
                                            Growth Portfolio
                                            Aggressive Growth Portfolio
                                            Worldwide Growth Portfolio
--------------------------------------------------------------------------------
Fidelity Variable                           Money Market Portfolio
Insurance Products Fund                     Equity-Income Portfolio
                                            Growth Portfolio
                                            Overseas Portfolio
                                            Asset Manager Portfolio
                                            Contrafund Portfolio
--------------------------------------------------------------------------------
Federated Insurance Series                  Federated Utility Fund II
                                            Federated Fund for
                                            U.S. Government Securities II
                                            Federated High Income Bond Fund II
--------------------------------------------------------------------------------
Scudder Variable Series I                   Bond Portfolio
--------------------------------------------------------------------------------

Each Portfolio holds its assets separately from the assets of other Portfolios. Each Portfolio has distinct investment objectives, which are described in the accompanying prospectuses for the Portfolios.

Some of the Portfolios described in this Prospectus may not be available in your Policy. In addition, the Fixed Account is available in most states. The general availability of the Portfolios may be subject to some exceptions. Please check with your local representatives or call us about the availability of the Fixed Account and each of the Portfolios for your Policy.

9. MAY I TAKE OUT A POLICY LOAN?

Yes, you may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. Other restrictions may apply if your Policy is issued in connection with a qualified plan.

10. WHAT ARE THE CHARGES DEDUCTED FROM MY POLICY VALUE?

As noted above, when we receive a Premium for you we will deduct a premium tax charge before we allocate your Net Premium to the Policy Value. The premium tax charge is 2.5% of your Premium. After deducting premium taxes, we will take a Monthly Deduction from your Policy Value. The Monthly Deduction will be taken pro-rata from each of your Subaccounts and the Fixed Account. The Monthly Deduction is:

     a) Your Policy's cost of insurance and cost of additional benefits provided by rider; plus

     b)   A $5.00 Policy fee.

We also deduct an annual administrative charge of 0.20% of your Policy Value during the first twelve Policy Years.

A Mortality and Expense Risk Charge of .70% (on an annual basis) of the value of the Subaccount is assessed daily against each Subaccount. See "Charges and Deductions," page 18, for more details.

We impose a surrender charge to cover a portion of the sales expenses we incur in distributing the Policies. These expenses include agents' commissions, advertising, and the printing of Prospectuses. The surrender charge is described in the answer to Question 11 below and in "Surrender Charge" on page 19.

The charges assessed under the Policy are described in more detail in "Charges and Deductions" beginning on page 18.

In addition to our charges under the Policy, each Portfolio deducts amounts from its assets to pay its investment advisory fee and other expenses. You should refer to the Prospectuses for the Portfolios for more information concerning their respective charges and expenses.

11. MAY I SURRENDER THE POLICY?

While your Policy is in force, you may surrender your Policy for the Net Surrender Value. A surrender charge may be imposed upon surrender. You may also withdraw part of your Policy Value through a partial withdrawal, which also may be subject to a proportionate surrender charge (see page 19).

The minimum partial withdrawal that may be taken at any time is $250. The surrender charge consists of: (a) contingent deferred sales charge, and (b) a contingent deferred administrative charge.

The surrender charge during any Policy Year is equal to the sum of these two items multiplied by the applicable surrender percentage as shown in the Policy. The surrender charge is based on the Face Amount of the Policy, and also depends on the issue age, premium class and sex of the Insured.

If you increase the Initial Face Amount of your Policy, we will determine an additional surrender charge amount applicable to the amount of the increase. We calculate the additional surrender charge using the same procedures described above, except that we use the Insured's age and smoking status at the time of the increase, rather than at the time your Policy was issued.

We will waive the surrender charge for a 60 day period if we raise your cost of insurance rate scale during the first five Policy Years. See "Surrender Charge" page 19.

12. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay to ensure that your Policy continues to meet this definition.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not taxed on any increase in the Policy Value until it is withdrawn. Generally you will be taxed on Policy Value withdrawn from the Policy, and Surrender Value received upon surrender of the Policy, only if these amounts, when added to previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal in excess of premiums paid will be treated as ordinary income.

Special tax rules apply to life insurance policies which meet the definition of a "modified endowment contract". If your Policy fails the "7-pay test" described on page 23, your Policy would be classified as a modified endowment contract. Withdrawals and Policy loans from modified endowment contracts are treated differently. Amounts withdrawn and Policy loans are treated as income first, to the extent of any gain, and then as return of premium. Second, an additional 10% penalty tax is usually imposed on the taxable portion of amounts received before age 59 1/2. For more information, see "Federal Tax Matters" page 22.

13. CAN I RETURN THIS POLICY AFTER IT HAS BEEN DELIVERED?

You may return the Policy to us within ten days after you receive your Policy or after whatever longer period may be permitted by state law.

If you return your Policy, you usually will receive a refund of your Policy Value plus any charges previously deducted. In some states, we are required to send you the amount of your Premiums.

                  PURCHASE OF POLICY AND ALLOCATION OF PREMIUMS

APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us at our home office. We generally will not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $50,000 if the Insured is under 65 and $25,000 if the Insured is 65 or older. Before we issue a Policy, we will require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we will return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law.

We will issue your Policy when we have determined that your application meets our underwriting requirements. We will apply our customary underwriting standards to the proposed Insured. The Issue Date will be the date we received the final requirement for issue.

We will commence coverage of the Insured under the Policy on the Record Date. If you pay a Premium with your application and your requested Face Amount is less than $500,000, we will provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. If you qualify for temporary conditional insurance, coverage generally starts when you complete your application and pay the first Premium. A medical exam or lab test results are required. However, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines monthly Deduction Days, Policy Months, and Policy Years.

PREMIUMS. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We will send you a reminder notice if you pay annually, semi-annually, or quarterly. You may also make a Monthly Automatic Payment.

After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained below. While your

Policy also will show a planned periodic Premium amount, you are not required to pay planned periodic Premiums. You set the planned periodic Premium amount when you purchase your Policy. Your Policy will not lapse, however, merely because you did not pay a planned periodic Premium.

Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid either the Lifetime Guarantee Premium or the Safety Net Premium amount and the Net Surrender Value is no longer enough to pay monthly deductions. See "Monthly Guarantee Premium" on page 7. However, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can help to keep your Policy in force if your payments are greater than the Safety Net Premium amount.

Premiums must be sent to us at our home office. Unless you request otherwise in writing, we will treat all payments received while a Policy loan exists as new Premium.

PREMIUM LIMITS. Before we will accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of premium that can be contributed under a life insurance policy. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium which would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

MODIFIED ENDOWMENT CONTRACTS. Under certain circumstances, a Policy could be classified as a "modified endowment contract", a category of life insurance policy defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Tax Matters--Modified Endowment Contracts" on page 23.

Your Policy could be deemed to be a modified endowment contract if, among other things, you pay too much Premium or the Death Benefit is reduced. We will monitor the status of your Policy and advise you if you need to take action to prevent the Policy from being deemed to be a modified endowment contract. If you pay a Premium that would result in your Policy being deemed a modified endowment contract, we will notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy being deemed a modified endowment contract. If, however, you choose to have your Policy deemed a modified endowment contract, we will not refund the Premium.

If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed to be a modified endowment contract. Our ability to determine whether a replaced policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the policy data we receive from the other insurer. We do not consider ourselves to be liable to you if that data is insufficient to accurately determine whether the replaced policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premium to your Policy without causing it to become a modified endowment contract.

MONTHLY GUARANTEE PREMIUMS. The Policy offers a Guaranteed Minimum Death Benefit feature with two levels of monthly guarantee premiums--the Lifetime Guarantee Premium and the Safety Net Premium. This feature provides assurance that coverage will remain in force for specified periods regardless of changes in the Policy Value.

LIFETIME GUARANTEE PREMIUM. We guarantee that, during the Insured's Lifetime, even if the Lapse Determination Value is not sufficient to pay the monthly deductions, your Policy will stay in force as long as your total Premiums, minus partial withdrawals and Policy Debt, at least equal the product of the monthly Lifetime Guarantee Premium times the number of months since the Issue Date. This feature may not be available in all states.

SAFETY NET PREMIUM. If your total Premiums minus partial withdrawals and Policy Debt at least equal the sum of the monthly Safety Net Premium times the number of months since the Issue Date, we guarantee that your Policy will stay in force for a pre-determined time period, even if the Lapse Determination Value becomes insufficient to cover monthly deductions. In most states, the pre-determined time period varies by Issue Age as follows:

Issue Ages 0-55:                    to the Insured's attained age 65;
Issue Ages 56- 70:                  10 Policy Years; or
Issue Ages 71- 79:                  to the Insured's attained age 80.

Different pre-determined time periods may be required in some states.

The Safety Net Premium is equal to the  required  Premium  for the first  Policy
Year.

Before your Policy is issued, you must choose which Monthly Guarantee Premium option will apply to your Policy. If you do not make an election, the Safety Net Premium will apply. You may not change your election after your Policy is issued. If, at any time Premiums, minus partial withdrawals and policy debt, are less than the sum of the appropriate Monthly Guarantee Premium times the number of months elapsed, we will let you know. You will be given 61 days to satisfy any shortfall. If you fail to make payments during this period, the Guaranteed Minimum Death Benefit feature will end. Once it has ended, it cannot be reinstated. After the Guaranteed Minimum Death Benefit feature has ended, your Policy will continue in force only so long as its Lapse Determination Value is large enough to pay the monthly deductions. For more detail about the circumstances in which the Policy will lapse, see "Policy Lapse" on page 17.

Increases, decreases, partial withdrawals, Death Benefit option changes, and addition or deletion of riders may affect the Monthly Guarantee Premiums.

ALLOCATION OF PREMIUMS. Your Net Premiums are allocated to the Subaccount(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation in your Contract application, either as percentages or specific dollar amounts. If you make your allocation in percentages, the total must equal 100%. We will allocate your subsequent Net Premiums in those percentages, until you give us new allocation instructions. You may not allocate Purchase Payments to the Fixed Account if it is not available in your state.

Usually, we will allocate your initial Net Premium to the Subaccounts and the Fixed Account, as you have instructed us, on the Record Date. If you do not pay first Premium until after the Issue Date, we will allocate your initial Net Premium to the Subaccounts on the date we receive it. If there are outstanding requirements when we issue the Policy which prevent us from placing your Policy in force, your Premiums will not be allocated until all requirements are satisfied. No earnings or interest will be credited before the Record Date.

In some states, however, we are required to return at least your Premium if you cancel your Policy during the "free-look" period. In those states, we currently will allocate your Net Premium on the Record Date as you have instructed us, as described above. In the future, however, we reserve the right, if you live in one of those states, to allocate all Net Premium received during the "free-look period" to the Fidelity Money Market Subaccount. If we exercise that right and your state's free look period is ten days, we will transfer your Net Premium to your specified Subaccounts or the Fixed Account 20 days after the Record Date; if your state's free look period is longer, we will transfer your Net Premium after ten days plus the period required by state law have passed.

We will make all valuations in connection with the Policy on the date a Premium is received or your request for other action is received, if that date is a Valuation Date and a date that we are open for business. Otherwise we will make that determination on the next succeeding day which is a Valuation Date and a date on which we are open for business.

POLICY VALUE. Your Policy Value is the sum of the value of your Accumulation Units in the Subaccounts you have chosen, plus the value of your Fixed Account and Loan Account. Your Policy Value will change daily to reflect the performance of the Subaccounts you have chosen, interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.

On the Issue Date or, if later, the date the first Premium is received, your Policy Value will equal the Net Premium less the monthly deduction for the first policy month.

On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal: (1) The total value of your Accumulation Units in the Subaccount; plus (2) Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period, plus (3) Any Policy Value transferred to the Subaccount during the current Valuation Period, minus (4) Any Policy Value transferred from the Subaccount during the current Valuation Period, minus (5) Any amounts withdrawn by you (plus applicable withdrawal charges) from the Subaccount during the current Valuation Period, minus (6) The portion of any monthly deduction or administrative expense charge allocated to the Subaccount during the current Valuation Period for the Policy month following the Monthly Deduction Day.

On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal: (1) Any Net Premium allocated to it; plus (2) Any Policy Value transferred to it from the Subaccounts; plus (3) Interest credited to it; minus
(4) Any Policy Value transferred out of it; minus (5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus (6) The portion of any Monthly Deduction allocated to the Fixed Account.

All Policy Values equal or exceed those required by law. Detailed explanations of methods or calculation are on file with appropriate regulatory authorities.

ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Subaccount will vary to reflect the investment experience of the corresponding Portfolio. We will determine the Accumulation Unit Value for each Subaccount on each Valuation Day. A Subaccount's Accumulation Unit Value for a particular Valuation Day will equal the Subaccount's Accumulation Unit Value on the preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount for the Valuation Period then ended. The Net Investment Factor for each Subaccount is (1) divided by (2), where: (1) is the sum of (a) the net asset value per share of the corresponding Portfolio at the end of the current Valuation Period and (b) the per share amount of any dividend or capital gains distribution by that Portfolio if the ex-dividend date occurs in that Valuation Period; and (2) is the net asset value per share of the corresponding Portfolio at the end of the immediately preceding Valuation Period.


You should refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Subaccount and, therefore, your Policy Value. For more detail, see "Policy Value" on page 8.

TRANSFER OF POLICY VALUE. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Subaccounts in writing or by telephone. Currently, there is no minimum transfer amount, except in states where a minimum transfer amount is required by law. We may set a minimum transfer amount in the future.

As a general rule, we only make transfers on days when we and the NYSE are open for business. If we receive your request on one of those days, we will make the transfer that day. We close our offices for business on certain days immediately preceding or following certain national holidays when the NYSE is open for business. For calendar year 2001, our offices will be closed on November 23rd, December 24th and December 31st.. For transfers requested on these days, we will make the transfer on the first subsequent day on which we and the NYSE are open.

We have established special requirements for transfers from the Fixed Account. You may make a lump sum transfer from the Fixed Account to the Subaccounts only during the 60 day period beginning on the Issue Date and each Policy Anniversary. We will not process transfer requests received at any other time. Transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program may occur at any time at the intervals you have selected.

The maximum amount which may be transferred as a lump sum or as portfolio rebalancing transfers from the Fixed Account during a Policy Year usually is:

     o    30%  of  the  Fixed   Account   balance  on  the  most  recent  Policy
          Anniversary;  or

     o the largest total amount transferred from the Fixed Account in any prior Policy Year.

This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Subaccounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer. We may waive or modify these restrictions on transfers from the Fixed Account. You may not transfer Policy Value or allocate new Premiums into the Fixed Account, if transfers are being made out under the Dollar Cost Averaging program.

In addition, you may transfer 100% of the Fixed Account balance in a lump sum to the Subaccount(s), if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We will notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you.

The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you ask us. Also, we may restrict transfers from the Subaccounts to the Fixed Account in each Policy Year to no more than 30% of the total Subaccount balances as of the most recent Policy Anniversary. We currently are not imposing this restriction on transfers from the Subaccounts.

TRANSFERS AUTHORIZED BY TELEPHONE. You may make transfers by telephone, if you first send us a completed authorization form. The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day on which we and the NYSE are open for business, at that day's price.

In the future, we may charge you the transfer fee described on page 20, although currently we are waiving it. In addition, we may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

Excessive Trading Limits. If allowed in your state, we reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners, if:

o we believe, in our sole discretion, that excessive trading by such Policy Owner or Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Subaccount or the share prices of the corresponding Funds or would be to the disadvantage of other Policy Owners; or

o we are informed by one or more of the corresponding Funds that they intend to restrict the purchase or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or groups of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.

DOLLAR COST AVERAGING. Under this program, you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Subaccount of your choosing to up to eight options, including the other Subaccounts and the Fixed Account. The interval between transfers may be monthly, quarterly, or annually, at your option. The trans-fers will continue until you instruct otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this amount or grant exceptions. If you elect this program, the first transfer will occur one period after the Issue Date.

Your request to participate in this program will be effective when we receive your application in good form at the PO Box given on the first page of this Prospectus. You may elect to increase, decrease or change the frequency or amount of payments under a Dollar Cost Averaging Program. Special restrictions apply to transfers from the Fixed Account. They are explained on page 9.

The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from a subaccount with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile subaccount. You may not use dollar cost averaging and portfolio rebalancing at the same time.

PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Subaccount and the Fixed Account at a pre-set level. For example, you could specify that 30% of your Policy Values should be in the Balanced Portfolio, 40% in the Growth Portfolio--Janus Aspen Series, and 30% in Federated High Income Bond Fund II. Over time, the variations in each Subaccount's investment results will shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we will automatically transfer your Policy Value including new premium (unless you specify otherwise) back to the percentages you specify. Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Value allocated to the better performing segments.

You may choose to have rebalances made monthly, quarterly, semiannually, or annually. We will not charge a transfer fee for Portfolio Rebalancing. No more than eight Subaccounts, or seven Subaccounts and the Fixed Account, can be included for Portfolio Rebalancing at one time.

Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we will not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year.

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application but do not specify a date for your first rebalancing, it will occur one period after the Issue Date. Otherwise, your first rebalancing will occur one period after we receive your completed request form. All subsequent rebalancing will occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.

Generally, you may change the allocation percentages, frequency, or choice of Subaccounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Account allocation may not exceed 20%. We may waive this restriction.

If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We will automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office. We may change, terminate, limit, or suspend Portfolio Rebalancing at any time.

SPECIALIZED USES OF THE POLICY. Because the Policy provides for an accumulation of Policy Value as well as a Death Benefit, you may wish to use it for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes involves certain risks. For example, if the investment performance of the Subaccounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy loans may significantly affect current and future Policy Value, Surrender Value, or Death Benefit proceeds. Depending upon the investment performance of the Portfolios in which the Subaccounts invest and the amount of a Policy loan, a Policy loan may cause your Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters" beginning on page 22.)

                    THE INVESTMENT AND FIXED ACCOUNT OPTIONS

PORTFOLIOS. Each of the Subaccounts of the Separate Account invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 or separate investment series of an open-end management investment company. We have briefly described the Portfolios below. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a Prospectus for a Portfolio, contact us and we will send you a copy.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the income, gains, and losses of one Portfolio generally do not affect the investment performance of any other Portfolio.

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Subaccounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Subaccounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. You should carefully review the Portfolios' Prospectus before allocating amounts to the Subaccounts of the Separate Account.

JANUS ASPEN SERIES (investment adviser: Janus Capital Corporation)

FLEXIBLE INCOME PORTFOLIO seeks to maximize total return from a combination of current income and capital appreciation, with an emphasis on current income. This Portfolio invests in all types of income-producing securities. This Portfolio may have substantial holdings of debt securities rated below investment grade (commonly known as "junk bonds"). Investments in such securities present special risks; you are urged to carefully read the risk disclosure in the accompanying Prospectus for the Portfolio before allocating amounts to the Janus Flexible Income Subaccount.

BALANCED PORTFOLIO seeks both growth of capital and current income. This Portfolio usually invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of a large number of issuers of any size. Generally, this Portfolio emphasizes issuers with larger market capitalizations.

AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital. It usually invests at least 50% of its equity assets in securities issued by medium-sized companies, whose market capitalizations at the time of purchase by the Portfolio fall within the same range as companies in the S&P MidCap 400 Index.. The range is expected to change on a regular basis. This Portfolio may invest its remaining assets in smaller or larger issuers.

WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital by investing in a diversified portfolio of common stocks of foreign and domestic issuers of any size. This Portfolio usually invests in issuers from at least five different countries including the United States.

FIDELITY  VARIABLE  INSURANCE  PRODUCTS  FUND  (investment   adviser:   Fidelity
Management & Research Company)

MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. This Portfolio will invest in U.S. dollar-denominated money market securities of domestic and foreign insurers, including U.S. government securities and repurchase agreements.

EQUITY-INCOME PORTFOLIO seeks reasonable income by investing normally in income-producing equity securities. The goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 Composite Stock Price Index. At least 65% of this Portfolio's assets is normally invested in income-producing common or preferred stock. The Portfolio, however, has the flexibility to invest the balance in other types of domestic and foreign securities, including bonds.

GROWTH PORTFOLIO seeks to achieve capital appreciation. This Portfolio normally invests primarily in common stocks which are believed to have above average growth potential.

OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. At least 65% of this Portfolio's assets is normally invested in securities of issuers outside of the United States. The Portfolio normally diversifies its investments across countries and regions.

ASSET MANAGER PORTFOLIO seeks to obtain high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds, and short-term money market securities. Usually, this Portfolio's assets will be allocated within the following guidelines: 50% in stocks (can range from 30-70%); 40% in bonds (can range from 20-60%); and 10% in short-term/money market instruments (can range from 0-50%).

CONTRAFUND PORTFOLIO seeks capital appreciation by investing mainly in equity securities of companies whose value the Portfolio's adviser believes is not fully recognized by the public. This Portfolio usually invests primarily in common stock of domestic and foreign issuers.

FEDERATED INSURANCE SERIES (investment adviser: Federated Investment Management Company )

FEDERATED UTILITY FUND II'S investment objective is to achieve high current income and moderate capital appreciation. The Fund pursues its investment objective by investing, under normal market conditions, at least 65% of its assets in equity securities (including convertible securities) of companies that derive at least 50% of their revenues from the provision of electricity, gas and telecommunications related services.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II'S investment objective is to provide current income. The Fund pursues its objective by investing primarily in U.S. government securities which include agency mortgage (FHLMC, FNMA, GNMA), U.S. Treasury and agency debenture securities.

FEDERATED HIGH INCOME BOND FUND II'S investment objective is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The Fund provides exposure to the high-yield, lower-rated corporate bond market. At least 65 percent of the Fund's assets are invested in corporate bonds rated BBB or lower. The adviser actively manages the Fund's portfolio seeking to realize the potentially higher returns of high-yield bonds compared to returns of high-grade securities by seeking to minimize default risk and other risks through careful security selection and diversification.

SCUDDER VARIABLE SERIES I (investment adviser: Zurich Scudder Investments ) The Scudder Variable Life Investment Fund portfolios have two classes of shares. The Subaccounts invest in those Class A that do not impose distribution fees.

BOND PORTFOLIO seeks high income from a high quality portfolio of debt securities. Under normal circumstances, this Portfolio invests at least 65% of its assets in bonds including those of the U.S. Government and its agencies and those of corporations and other notes and bonds paying high current income. The portfolio can invest in a broad range of short, intermediate and long term securities.

Each Portfolio is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying Prospectuses of the Portfolios for further information.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Subaccount are separate and are credited to or charged against the particular Subaccount without regard to income, gains or losses from any other Subaccount or from any other part of our business. We will use the Net Premiums you allocate to a Subaccount to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Some of the Portfolios have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.

Certain of the Portfolios sell their shares to Separate Accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Lincoln Benefit will bear the attendant expenses.

VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Subaccounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote the shares attributable to your Policy in the same proportions as we vote the shares for which we have received instructions from other Policy owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Policy owners.

We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Policy owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS. If the shares of any of the Portfolios should no longer be available for investment by the Separate Account or if, in the judgment of our Board of Directors, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add, delete or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Subaccounts:

(a)  to operate the Separate Account in any form permitted by law;

(b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c) to transfer assets from one Subaccount to another, or from any Subaccount to our general account;

(d)  to add, combine, or remove Subaccounts in the Separate Account; and

(e) to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in "Deductions and Charges - Deduction for Separate Account Income Taxes" on page 20.

(f) to change the way in which we assess other charges as long as the total other charges do not exceed the amount currently charged the Separate Account and the portfolios in connection with the policies.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an Investment Company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the Securities and Exchange Commission. The following statements about the Fixed Account may be subject to certain generally applicable provisions of the federal securities law regarding the accuracy and completeness of disclosure.

You may allocate part or all of your Net Premiums to the Fixed Account. The Fixed Account is not available in some states. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Allstate Life invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We will credit interest to amounts allocated to the Fixed Account. We guarantee that the interest rate will credit interest to the Fixed Account will be at least an annual effective rate of 4%. We may credit interest at a higher rate but we are not obligated to do so. You assume the risk that interest credited to the Fixed Account may be no higher than the minimum guaranteed rate of 4%.

Transfers from the Fixed Account are subject to certain limitations described on page [ ]. Also, as described on page [ ], we may delay payment of the Surrender Value from the Fixed Account for up to 6 months.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFIT. While your Policy is in force, we will pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in "Settlement Options" on page 16, we will pay the Death Benefit proceeds in a lump sum or under an optional payment plan.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit.

We will determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We will usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

The amount of the Death Benefit will be based on the Death Benefit Option you have selected, any increases or decreas-es in the Face Amount, and in some instances your Policy Value.

DEATH BENEFIT OPTIONS. You may choose one of two Death Benefit options:

(1)  If you select  Option 1, the Death  Benefit will be the greater of:

     (a)  the Face Amount of the Policy or
     (b) the Policy Value multiplied by the applicable corridor percentage as described below.

(2)  If you select  Option 2, the Death  Benefit will be the greater of:

     (a)  the Face  Amount  plus  the  Policy  Value,  or
     (b) the Policy Value multiplied by the applicable corridor percentage as described below.

While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. They vary according to the age of the Insured. We set the corridor percentages so as to seek to ensure that the Policies will qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may therefore increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount).

EXAMPLES:

Face Amount                                   $100,000            $100,000
Death Benefit Option                                 1                   1
Insured's Age                                       45                  45
Policy Value on Date of Death                  $48,000             $34,000
Applicable Corridor Percentage                    215%                215%
Death Benefit                                 $103,200            $100,000

In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the Policy Value of $34,000 multiplied by the corridor percentage of 215%).

Option 1 is designed to provide a specific amount of Death Benefit that does not vary with changes in the Policy Value. Therefore, under Option 1, as your Policy Value increases, the net amount at risk under your Policy will decrease. Under Option 2, on the other hand, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Therefore, if you select Option 2, your Policy generally will involve a constant net amount at risk. Since the cost of insurance charge on your Policy is based upon the net amount at risk, the cost of insurance charge will generally be less under a Policy with an Option 1 Death Benefit than under a similar Policy with an Option 2 Death Benefit. As a result, if the Subaccounts you select experience favorable investment results, your Policy Value will tend to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 will increase or decrease directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.

You may change the Death Benefit option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we will increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we will decrease the Face Amount of your Policy by the amount of the Policy Value. The change will take effect on the Monthly Deduction Day on or immediately following the date we receive your written request.

We do not currently require you to prove insurability for a change in Death Benefit options. We will not permit you to change the Death Benefit option under your Policy if afterward the Face Amount remaining in force would be less than $25,000.

CHANGE IN FACE AMOUNT. You may change the Face Amount after the fifth Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount will change the net amount at risk and, therefore, the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request.

If you request a decrease in Face Amount, we will first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We will not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $50,000.

To apply for an increase in the Face Amount, you must submit a supplemental application to us, accompanied by satisfactory evidence that the Insured is insurable. We will not permit any increase in Face Amount after the Insured's 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.

You should be aware that an increase in the Face Amount of your Policy will affect the cost of insurance charges applicable to your Policy. As noted above, we will deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also will increase the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Lapse Determination Value is too small to pay the monthly deduction for the Policy Month following the increase. As described in "Surrender Charge" on page [ ] of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also will increase. Finally, increases in the Face Amount of your Policy will also increase the monthly guarantee premium.

OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your Policy to provide additional insurance. We will require evidence of insurability before we issue a rider. We will deduct the cost of any riders as part of the monthly deductions (See "Monthly Deductions" on page 18). The riders we currently offer are as follows:

CHILDREN'S LEVEL TERM RIDER: This provides for level term insurance on the Insured's children, as defined in the rider. We will provide coverage until the earlier of the child's 25th birthday or the Insured's age 65. We will pay the death benefit to the Policyowner unless another beneficiary is provided. If the Insured dies while this rider is in effect, we automatically convert coverage on each child to paid-up term insurance until the child reaches age 25. The rider may be exchanged for a new Policy on the earlier of each child's 25th birthday or the Insured's age 65. We will not require evidence of insurability to exchange the rider.

ACCIDENTAL DEATH BENEFIT: Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when any of the following occurs: (1) the Policy Anniversary following the Insured's 70th birthday; (2) the Policy terminates; or (3) you ask to end the rider.

CONTINUATION OF PREMIUM: Under this rider, we will contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when any of the following occur: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

ADDITIONAL INSURED RIDER: This rider provides for life insurance coverage on an additional Insured. We will pay the Face Amount of the rider to the named beneficiary when we receive proof that the additional Insured died while the rider was in force. You may renew the coverage until the additional Insured's age 99. You may exchange the rider for a new Policy on the additional insured's life prior to the additional Insured's 75th birthday, subject to certain conditions as defined in the rider. We will not require evidence of insurability to exchange this rider.

PRIMARY INSURED RIDER: This rider provides additional term life insurance coverage on the primary Insured. You may renew this coverage until you reach age
99. Until you reach age 75, you may exchange the rider for a new Policy. In addition, after the fifth Policy Year and until you reach age 75, you may convert the rider to the base Policy. We will not require evidence of insurability to exchange or convert the Policy.

If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.

POLICY LOANS. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for a loan is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Other restrictions may apply if your Policy was issued in connection with a Qualified Plan. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy loan to you.

We will ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described in "Postponement of Payments" on page 18. While the Policy remains in force, you may repay the loan in whole or in part without any penalty at any time while the Insured is living.

When we make a Policy loan to you, we will transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We will also transfer in this manner Policy Value equal to any due and unpaid loan interest. We will usually take the transfers from the Subaccounts and the Fixed Account on a pro rata basis of the Subaccount and Fixed Account balances. However, we will not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. The amounts allocated to the Loan Account will be credited with interest at the Loan Credited Rate stated in your Policy.

You may borrow an amount equal to your Policy Value, less all Premiums paid, as a Preferred Loan. The interest rate charged for Preferred Loans is 4.0% per year. We will treat any other loan as a Standard Loan. The interest rate on Standard Loans is 6.0% per year.

Interest on Policy loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy loan when due, the unpaid interest will become part of the Policy loan and will accrue interest at the same rate. In addition, we will transfer the difference between the value of the Loan Account and the Policy Debt on a pro-rata basis from the Subaccounts and the Fixed Account to the Loan Account.

If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a
Section 1035 tax-free exchange may avoid any income tax liability that would be due if the old loan was extinguished.

If you transfer a Policy loan from another insurer as part of Section 1035 tax-free exchange, we will treat a loan of up to 20% of your Policy Value as a Preferred Loan. If the amount due is more than 20% of your Policy Value, we will treat the excess as a Standard Loan. The treatment of transferred Policy loans is illustrated in the following example:

Transferred Policy Value                                            $190,000
Transferred Policy Loan                                               40,000
Surrender Value                                                     $150,000
20% of Policy Value                                                  $38,000
Preferred Loan                                                       $38,000
Standard Loan                                                         $2,000

If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we will notify you and any assignee in writing. To keep the Policy in force, we will require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the Grace Period, your Policy will lapse and terminate without value. As explained in the section entitled "Lapse and Reinstatement" on page 17, however, you may subsequently reinstate the Policy. Before we will permit you to reinstate the Policy, we will require either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences. Please consult a tax adviser for details.

All or any part of any Policy loan may be repaid while the Policy is still in effect. If you have a Policy loan outstanding, we will assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment will be allocated among the Subaccounts and the Fixed Account using the same percentages used to allocate Net Premiums, and an amount equal to the payment will be deducted from the Loan Account.

A Policy loan, whether or not repaid, will have a permanent effect on the Policy Value because the investment results of each Subaccount and the Fixed Account will apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value will not increase as rapidly as it would if you had not taken a Policy loan. If the Subaccounts and/or Fixed Account earn less than that rate, then your Policy Value will be greater than it would have been if you had not taken a Policy loan. Also, if your do not repay a Policy loan, total outstanding Policy Debt will be subtracted from the Death Benefit and Surrender Value otherwise payable.

AMOUNT PAYABLE ON SURRENDER OF THE POLICY. While your Policy is in force, you may fully surrender your Policy. Upon surrender, we will pay you the Net Surrender Value determined as of the day we receive your written request. Your Policy will terminate on the day we receive your written request, or the date requested by you, whichever is later. We may require that you give us your Policy document before we pay you the surrender proceeds.

The Net Surrender Value equals the Policy Value, minus any applicable surrender charge, minus any Policy Debt. We will determine the Net Surrender Value as of the end of the Valuation Period during which we received your request for surrender. We will pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you have requested, whichever is later.

You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Options" on page 16. The tax consequences of surrendering the Policy are discussed in "Taxation of Policy Benefits" beginning on page 23.

PARTIAL WITHDRAWALS. While the Policy is in force, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. You must request the partial withdrawal in writing. Your request will be effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

The minimum partial withdrawal amount is $250. We will subtract the partial withdrawal service fee of $10 from your withdrawal proceeds. You may not make a partial withdrawal that would reduce the Net Surrender Value to less than $500.

You may specify how much of your partial withdrawal you wish taken from each Subaccount or from the Fixed Account. You may not, however, withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately prior to the withdrawal.

If you have selected Death Benefit Option 1, a partial withdrawal will reduce the Face Amount of your Policy as well as the Policy Value. We will reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals will first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.

Under Option 2, a reduction in Policy Value as a result of a partial withdrawal will typically result in a dollar for dollar reduction in the life insurance proceeds payable under the Policy.

The tax consequences of partial withdrawals are discussed in "Federal Tax Matters" beginning on page 22.

SETTLEMENT OPTIONS. We will pay the surrender proceeds or

Death Benefit proceeds under the Policy in a lump sum or under one of the settlement options that we then offer. You may request a settlement option by notifying us in writing at the address given on the first page of this Prospectus. We will transfer to our Fixed Account any amount placed under a settlement option and it will not be affected by the investment performance of the Separate Account.

You may request that the proceeds of the Policy be paid under a settlement option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured's death no settlement option is in effect the Beneficiary may choose a settlement option not more than 12 months after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of settlement option will become invalid and you may either notify us that you wish to continue the pre-existing choice of settlement option or select a new one.

The amount applied to a settlement option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. We will not permit surrenders or partial withdrawals after payments under a settlement option commence.

We currently offer the five settlement options described below:

OPTION a - INTEREST. We will hold the proceeds, credit interest to them, and pay out the funds when the person entitled to them requests.

OPTION b - FIXED PAYMENTS. We will pay a selected monthly income until the proceeds, and any interest credits, are exhausted.

OPTION c - LIFE INCOME - GUARANTEED PERIOD CERTAIN. We will pay the proceeds in a monthly income for as long as the payee lives. You may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we will make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we will continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we will stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period.

OPTION d - JOINT AND SURVIVOR. We will pay the proceeds in a monthly income to two payees for as long as either payee is alive. Payments will stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due.

OPTION e - PERIOD CERTAIN. We will pay the proceeds in monthly installments for a specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we will pay the remaining guaranteed payments to a successor payee.

In addition, we may agree to other settlement option plans. Write or call us to obtain information about them.

When the proceeds are payable, we will inform you concerning the rate of interest we will credit to funds left with us. We guarantee that the rate of interest will be at least 3.5%. We may pay interest in excess of the guaranteed rate.

MATURITY. The Policies have no maturity date. Your Policy will continue as long as Net Surrender Value is sufficient to cover monthly deductions.

LAPSE AND REINSTATEMENT. If the Lapse Determination Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Guaranteed Minimum Death Benefit feature is not in effect, your Policy may lapse. You will be given the Grace Period in which to pay enough additional Premium to keep the Policy in force after the end of the Grace Period.

At least 30 days before the end of the Grace Period, we will send you a notice telling you that you must pay the amount shown in the notice by the end of the Grace Period to prevent your Policy from terminating. The amount shown in the notice will be sufficient to cover the monthly deduction(s) due and unpaid. You may pay additional Premium if you wish.

The Policy will continue in effect through the Grace Period. If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions. However, we will reduce the proceeds by an amount equal to monthly deduction(s) due and unpaid. See "Death Benefit" on page 13. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy will end at the end of the Grace Period.

If the Policy lapses, you may apply for reinstatement of the Policy by paying us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium is equal to an amount sufficient to
(1) cover all unpaid monthly deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy loan was outstanding at the time of lapse, you must either repay or reinstate the loan before we will reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date will reflect the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges will continue to be based on your original Issue Date.

CANCELLATION AND EXCHANGE RIGHTS. You may cancel your Policy by returning it to us within ten days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we will pay you an amount equal to your Policy

Value on the date we receive the Policy from you, plus any charges previously deducted. Your Policy Value usually will reflect the investment experience of the Subaccounts and the Fixed Account as you have allocated your Net Premium. Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.

In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Subaccounts. We will not require evidence of insurability. We will not charge you to perform this amendment.

The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.

POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy loan, or the payment of the Death Benefit, in the following circumstances:

(1) whenever the New York Stock Exchange is closed (other than customary week-end and holiday closings);
(2) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or
(3)  at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to 6 months (or a shorter period if required by applicable law).

                             CHARGES AND DEDUCTIONS

PREMIUM CHARGES. Before we allocate Premium to the Policy Value, we will subtract 2.5% of the Premium to pay state premium taxes. This deduction represents an amount we consider necessary to pay all premium taxes imposed under state and local tax laws. Premium tax rates currently range up to 4.0%. Accordingly, the 2.5% deducted from your Premium may be more or less than the amount assessed in your state. We will subtract this charge from amounts transferred from other policies issued by other insurers or by us, if state law imposes a premium tax on transferred amounts.

MONTHLY DEDUCTIONS. On each Monthly Deduction Day, we will deduct from the Policy Value an amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction is intended to compensate the Company for expenses incurred in connection with the issuance of a Policy, the cost of insurance for the Policy, any optional insurance benefits added by rider, and certain administrative expenses. The administrative expenses include salaries, postage, telephone, office equipment and periodic reports.

The amount of the Monthly Deduction is the sum of:

(1)  the cost of  insurance  for the  Policy;  and
(2)  a monthly administration charge of $5.00; and
(3) the annual administrative expense charge, when due; and the cost of additional benefits provided by rider.

The Monthly Deduction will be taken pro rata from each of the Subaccounts of the Separate Account and the Fixed Account.

COST OF INSURANCE. The cost of insurance is determined monthly. The cost of insurance is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount at risk for each Policy month. The net amount at risk is (a)-(b), where:

(a) is the Death Benefit as of the prior Monthly Deduction Date divided by 1.0032737; and
(b)  is the Policy Value as of the prior  Monthly  Deduction  Day,  less
     (i)  the  $5.00  monthly  administration  charge;  and
     (ii) the cost of any benefit riders attached to the Policy.

The cost of insurance rate is based on the sex, Issue Age, Policy Year, and premium rating class of the Insured under the Policy. However, we issue unisex policies in Montana and in connection with tax-qualified plans.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy. Because the Policy Value and, as a result, the amount for which we are at risk under your Policy may vary monthly, your cost of insurance charge probably will be different each month. Although we will base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Smoker and Non-Smoker Mortality Table based on the Insured's sex and age last birthday. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.

If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date, we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.

On the Policy Anniversary following the Insured's 100th birthday, we will waive cost of insurance charges and monthly policy fees.

ADMINISTRATIVE EXPENSE CHARGE. We will deduct an annual administrative expense charge of .20% of the Policy Value on each Policy Anniversary during the first twelve Policy Years. This charge is intended to help reimburse the Company for certain administrative expenses related to maintenance of the Policy and the Separate Account. In addition, we may use the administrative expense charge to cover issue expenses and start up costs of the administrative systems for the Policy not covered by the contingent deferred administrative charge.

RISK CHARGE. We will also assess a charge on a daily basis against each Subaccount of the Separate Account. This charge is currently .70% per year of the value of the Subaccount. We may change this rate, but it will never exceed
 .90% of the value of the Subaccounts. This charge is intended to compensate us for our assumption of certain mortality and expense risks in connection with the Policy. Specifically, we bear the risk that the total amount of Death Benefits payable under the Policy will be greater than anticipated, and we also assume the risk that the actual cost we incur to administer the Policy will not be covered by administrative charges assessed under the Policy.

SURRENDER CHARGE. If you totally surrender your Policy, a surrender charge may apply. The surrender charge has two parts:

(1)      a contingent deferred sales charge, and
(2)      a contingent deferred administrative charge.

The surrender charge equals the amount shown in the Surrender Charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The base amount of the surrender charge is determined at issue (or at the time of an increase). The amount you pay decreases over time.

CONTINGENT DEFERRED SALES CHARGE. When we issue your Policy, we determine the contingent deferred sales charge. To determine the contingent deferred sales charge, we multiply the Premium by 30%. The maximum Premium amounts to which the 30% is applied depends on the Insured's age at issue, sex, and status as a smoker or non-smoker. For example, if the Insured is age 45 when your Policy is issued, the maximum Premium amount per thousand subject to this calculation is as follows:

Male Non-Smoker                                                 $17.53
Male Smoker                                                     $23.60
Female Non-Smoker                                               $14.67
Female Smoker                                                   $17.47
Unisex Non-Smoker                                               $16.94
Unisex Smoker                                                   $22.30

Accordingly, if the Insured were a male non-smoker age 45 and the Policy's Face Amount was $100,000, the maximum contingent deferred sales charge initially would be $525.90.

The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum amount of Premium per thousand dollars of Face Amount occurs at issue age 80, and are as follows:

Male Non-Smoker                                                $134.63
Male Smoker                                                    $152.20
Female Non-Smoker                                              $113.27
Female Smoker                                                  $120.50
Unisex Non-Smoker                                              $128.63
Unisex Smoker                                                  $140.73

The contingent deferred sales charge is imposed to cover our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policy over the life of the Policy. To the extent distribution costs are not recovered by the contingent deferred sales charge, the shortfall may be made up from the assets of our General Account which includes funds derived from mortality and expense risk charges deducted from Separate Account assets.

CONTINGENT   DEFERRED    ADMINISTRATIVE    CHARGE.   The   contingent   deferred
administrative charge varies by age as follows:

                Contingent Deferred Administrative Charge (CDAC)
                            (per $1,000 Face Amount)
     Issue Age or              CDAC           Issue Age or            CDAC
     Attained Age              per            Attained Age            per
      at Increase             $1,000          at Increase            $1,000
      -----------             ------          -----------            ------
          0-25                 $1.45                36                $3.27
            26                  1.60                37                 3.46
            27                  1.75                38                 3.65
            28                  1.90                39                 3.85
            29                  2.05                40                 4.04
            30                  2.20                41                 4.23
            31                  2.35                42                 4.62
            32                  2.50                43                 4.62
            33                  2.69                44                 4.81
            34                  2.88               45+                 5.00
            35                  3.08

We determine the base CDAC at issue or, if you increase the Face Amount of your Policy, at the time of the increase. The contingent deferred administrative charge is imposed to cover the expenses we incur in issuing and administering the Policy, as well as start-up and maintenance costs associated with the administrative systems for the Policy and the Separate Account.

If you surrender your Policy after twelve Policy Years have elapsed, we will not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage shown below for the Policy Year in which the surrender occurs.

           Policy Year                % of Calculated Charge
           -----------                ----------------------
                 1-5                            100%
                   6                             95%
                   7                             90%
                   8                             80%
                   9                             70%
                  10                             50%
                  11                             40%
                  12                             20%
                  13                              0%

Thus, in the example given above, if the Policy were surrendered during the 10th Policy Year, the surrender charge would equal $512.95 [$(525.90+500) X 50%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.

SURRENDER CHARGE ON INCREASES IN FACE AMOUNT. If you increase the Face Amount of your Policy, we will determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the original CDAC, except that we use the Insured's age and smoking status at the time of the increase, rather than at the time your Policy was issued. No contingent deferred sales charge applies on the increase.

The surrender charge on the increase also decreases over a fourteen Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured's age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.

If you decrease the Face Amount, the applicable surrender charge remains the same.

We will include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information or a table of the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for this product.

OTHER SURRENDER CHARGE RULES. For partial withdrawals made during the first 12 Policy Years we will assess a proportionate percentage of the surrender charge. The proportionate percentage is the amount of the partial withdrawal requested divided by the surrender value. When a partial withdrawal charge is assessed, we will reduce any remaining surrender charges in a proportionate manner. We will, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.

We will not assess a surrender charge on surrenders under Policies issued to employees of Lincoln Benefit Life Company or its affiliates Surety Life Insurance Company and Allstate Financial Services, L.L.C., or to their spouses or minor children if these individuals reside in the State of Nebraska.

TRANSFER FEE. We currently waive the transfer fee. The Policy, however, permits us to charge a transfer fee of $25 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Subaccount(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

The transfer fee will be deducted from Policy Value that remains in the Subaccount(s) or Fixed Account from which the transfer was made. If that amount is insufficient to pay the transfer fee, then we will deduct the fee from the transferred amount.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES. We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Tax Code is briefly described on page 22.

PORTFOLIO EXPENSES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Subaccounts to which you allocate your Policy Value. The table below contains a summary of current estimates of those charges and expenses. For more detailed information about those charges and expenses, please refer to the Prospectuses for the appropriate Portfolios. We may receive compensation from the from the investment advisers or administrators of the Portfolios in connection with administrative service and cost savings experienced by the investment advisers or administrators.

                            PORTFOLIO ANNUAL EXPENSES
                 (After Voluntary Reductions and Reimbursements)
            (as a percentage of Portfolio average daily net assets)1

                                                                                                      Total Portfolio
Portfolio                                                   Management Fees      Other Expenses        Annual Expenses

---------------------------------------------------------- ----------------- --------------------- ----------------------
Janus Aspen Series
     Flexible Income                                            0.65%               0.11%                  0.76%
     Balanced (6)                                               0.65%               0.01%                  0.66%
     Growth (6)                                                 0.65%               0.02%                  0.67%
     Aggressive Growth (6)                                      0.65%               0.01%                  0.66%
     Worldwide Growth (6)                                       0.65%               0.04%                  0.69%
Fidelity Variable Insurance Products Fund
     Money Market (3,5)                                         0.27%               0.08%                  0.35%
     Equity-Income (3,4)                                        0.48%               0.08%                  0.56%
     Growth (3,4)                                               0.57%               0.08%                  0.65%
     Overseas (3,4)                                             0.72%               0.17%                  0.89%
     Asset Manager (3)                                          0.53%               0.08%                  0.61%
     Contrafund (3,4)                                           0.57%               0.09%                  0.66%
Federated Insurance Management Series
     Utility II (2)                                             0.75%               0.16%                  0.91%
     U.S. Government Securities II (2)                          0.60%               0.24%                  0.84%
     High Income Bond II (2)                                    0.60%               0.16%                  0.76%
Scudder Variable Series I
     Bond                                                       0.48%               0.10%                  0.58%

1. Figures shown in the Table are for the year ended December 31, 2000 (except as otherwise noted).

2. The expense figures reflect the voluntary waiver of all or a portion of the "Management Fees." The maximum "Management Fees" for the indicated Portfolios and the "Total Portfolio Annual Expenses" absent the voluntary waiver are as follows: 0.60% and 1.09%, respectively, for the Federated Fund for U.S. Government Securities II; 0.60% and 1.01%, respectively, for the Federated High Income Bond Fund II; and 0.75% and 1.16%, respectively, for the Federated Utility Fund II.

3.   Initial Class.

4. Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details. Had these reductions been taken into account, "Total Portfolio Annual Expenses" would have been as follows: 0.55% for Equity-Income, 0.64% for Growth, 0.87% for Overseas, and 0.63% for Contrafund.

5. The "Total Portfolio Annual Expenses" provided are based on historical expenses, and are adjusted higher to reflect the current management fee structure.

6. Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Aggressive Growth, Balanced, Growth, and Worldwide Growth Portfolios.

                            GENERAL POLICY PROVISIONS

THE POLICY. The Policy and attached copy of the application and any supplemental applications are the entire contract. Only a Lincoln Benefit Life Officer may approve a change in or waive any provisions of the Policy. We reserve the right to change the terms of the Policy to comply with changes in applicable law.

STATEMENTS TO POLICY OWNERS. We will maintain all records relating to the Separate Account and Subaccounts. Each year we will send a report to you which shows the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you $25 for this extra report, but only if we tell you in advance.

In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notification of Policy transactions quarterly or at such more frequent times as may be required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

LIMIT ON RIGHT TO CONTEST. We may not contest the insurance coverage under the Policy, after the Policy has been in force for two years while the Insured is alive. If a Policy has lapsed and been reinstated, the reinstated Policy will not be contested after two years from reinstatement while the Insured is alive. Any increase in the Face Amount after the increase has been in effect for two years may be contested while the Insured is alive.

SUICIDE. The Policy does not pay the full Death Benefit if the Insured kills him or herself within two years from the Issue Date or two years from the date of any increase in face amount, with respect to such increase. This exclusion for suicide applies regardless of whether the Insured is sane or insane. In the event of suicide within two years of the Issue Date, we will refund Premiums paid, without interest minus any Policy debt and minus any partial surrender. If the Insured commits suicide while sane or insane within two years of any increase in the Face Amount, with respect to that increase, we will pay an amount equal to the total cost of insurance charges for the increase.

MISSTATEMENTS. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit and Surrender Value appropriately, as explained in the Policy.

BENEFICIARY. You name the original Beneficiaries and contingent Beneficiaries designated by you on the application. You may change the primary Beneficiary or contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We will provide a form to be signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary will take effect when we receive it, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we will divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the Death Benefit among the surviving Beneficiaries.

Different rules may apply if your Policy was issued in connection with a Qualified Plan.

ASSIGNMENT. You may assign your Policy as collateral security, unless it was issued in connection with a Qualified Plan. You must notify us in writing if you assign the Policy. Until we receive notice of such assignment, we are not liable for any action we may take or payments we may make that may be contrary to the assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.

DIVIDENDS.  We will not pay any dividend under the Policies.

                               FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. Lincoln Benefit makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon the your circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.

Taxation of the Company and the separate Account

Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. The Separate Account is not an entity separate from Lincoln Benefit and its operations form a part of Lincoln Benefit. As a consequence, the Separate Account will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Policies. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.

Taxation of Policy Benefits

In order to qualify as a life insurance policy for federal income tax purposes, the Policy must meet the definition of a life insurance policy set forth in
Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a Policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is excluded from the beneficiary's gross income under Section 101(a) of the Tax Code and you are not taxed on increases in the Policy Value until a distribution occurs.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide most of the tax advantages normally provided by life insurance. Lincoln Benefit has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. Policy loans are generally not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals only to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to your estate. If the beneficiary is not your estate, but you retain incidents of ownership in the Policy, the Death Benefit will also be included in your gross estate. Examples of incidents of ownership include:

o        the right to change beneficiaries,
o        to assign the Policy,
o        to revoke an assignment,
o        to pledge the Policy, or
o        to obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Modified Endowment Contracts

A life  insurance  policy is treated as a "modified  endowment  contract"  under
Section 7702A of the Tax Code if it meets the  definition  of life  insurance in
Section 7702, but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A. We will not accept any premiums that cause the Policy to become a modified endowment contract unless we receive from you a written acknowledgment that the Policy will become a modified endowment contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a modified endowment contract will not cause the new policy to be a modified endowment contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a modified endowment contract for a new life insurance policy will always cause the new policy to be a modified endowment contract.

A Policy that is classified as a modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. The death benefit is excluded from income and increases in Policy Value are not subject to current taxation. If you receive any amount as a Policy loan from a modified endowment contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Unlike other life insurance policies, withdrawals and distributions made before the insured's death are treated as taxable income first, then as recovery of investment in the contract. The taxable portion of any dis-tribution from a modified endowment contract is subject to a 10% penalty tax, except as follows:

o distributions made on or after the date on which the taxpayer attains age 59 1/2;
o distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Code);
o or any distribution that is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All modified endowment contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any distributions.

Diversification Requirements

For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

Ownership Treatment

The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Policy are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate premiums and Policy values among more investment options. Also, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includable in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.

DESCRIPTION OF LINCOLN BENEFIT LIFE COMPANY AND THE SEPARATE ACCOUNT

LINCOLN BENEFIT LIFE COMPANY. Lincoln Benefit Life Company is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 2940 South 84th Street, Lincoln, Nebraska 68506-4142. Lincoln Benefit Life is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life or ALIC"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life Insurance Company is a wholly owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All outstanding capital stock of Allstate is owned by The Allstate Corporation ("Corporation").

We are authorized to conduct life insurance and annuity business in the District of Columbia, Guam, U.S. Virgin Islands and in all states except New York. We intend to market the Policy everywhere we conduct variable life insurance business. The Policies offered by this prospectus are issued by us and will be funded in the Separate Account and/or the Fixed Account.

Through reinsurance agreements, substantially all of the assets backing our reinsured liabilities are owned by Allstate Life. These assets represent our general account and are invested and managed by Allstate Life. While the reinsurance agreements provides us with financial backing from Allstate Life, it does not create any direct contractual relationship between Allstate Life and you.

Under the Company's reinsurance agreements with ALIC, the Company reinsures all reserve liabilities with ALIC except for variable contracts. The Company's variable contract assets and liabilities are held in legally-segregated, unitized Separate Accounts and are retained by the Company. However, the transactions related to such variable contracts such as premiums, expenses and benefits are transferred to ALIC.

Lincoln Benefit Life Company is highly rated by independent agencies, including A.M. Best, Moody's, and Standard & Poor's. These ratings are based on our reinsurance agreement with Allstate Life, and reflect financial soundness and strong operating performance. The ratings are not intended to reflect the financial strength or investment experience of the Separate Account. We may from time to time advertise these ratings in our sales literature.

The Company also acts as the sponsor for one other of its Separate Accounts that is a registered investment company: Lincoln Benefit life Variable Annuity Account. The officers and employees of the Company are covered by a fidelity bond in the amount of $5,000,000. No person beneficially owns more than 5% of the outstanding voting stock of The Allstate Corporation, of which the Company is an indirect wholly-owned subsidiary.

Executive Officers and Directors of Lincoln Benefit. Our directors and executive officers are listed below, together with information as to their dates of election and principal business occupations during the last five years (if other than their present occupation). The principal business address of each of the officers and directors listed below is 2940 South 84th St., Lincoln, Nebraska 68506-4142.

Lawrence W. Dahl, Executive Vice President, Director 1999, Lincoln Benefit Life Company; Executive Vice President 5/99-present, Director 7/99-present, Surety Life Insurance Company; Tax Director, 2/87-5/99, Allstate Life Insurance Company.

Douglas F. Gaer, Executive Vice President 1997, Director 1981, Lincoln Benefit Life Company, Senior Vice President, 4/95-2/97; Executive Vice President
1/97-present, Senior Vice President and Treasurer, 1/94-12/96, Director 1/94-present, Surety Life Insurance Company; Director 5/93-1/99, Lincoln Benefit Financial Services, Inc.

Rodger A. Hergenrader, Senior Vice President, Director 1999, Lincoln Benefit Life Company, Vice President 1995-1998, Senior Vice President 1999-present, Director 10/99-present, Surety Life Insurance Company.

J. Kevin McCarthy, Director 2000, Lincoln Benefit Life Company; Director 6/00-present, AFDW, Inc.; Manager 3/00-present, Allstate Financial Services, LLC; Director and Senior Vice President 3/00-present, Allstate Life Insurance Company; Director 6/00-present, Allstate Life Insurance Company of New York;
Director 6/00-present, Charter National Life Insurance Company; Director 6/00-present, Glenbrook Life and Annuity Company; Director 6/00-present, Intramerica Life Insurance Company; Director 6/00-present, Northbrook Life Insurance Company; Director 9/00-present, Surety Life Insurance Company; Director 6/00-present, The Northbrook Corporation. Executive Vice President & CFO, 1996 - 1999, Provident Mutual Life Insurance Company.

Kevin R. Slawin, Director 1996, Lincoln Benefit Life Company; Director and Senior Vice President 2000-present, Allstate Life Insurance Company; Director 8/96-6/00, Allstate Life Insurance Company of New York; Director 8/96-3/00, Laughlin Group Holdings, Inc.; Director 8/96-6/00, Northbrook Life Insurance Company; Director 8/96-present, Surety Life Insurance Company; Director 8/96-present, Glenbrook Life Insurance Company; Assistant Vice President, Assistant Treasurer 1/95-8/96, Allstate Insurance Company.

J. Scott Taylor, Executive Vice President, 2001, Director 10/99-present, Senior Vice President 4/99-1/01, Vice President 9/98-3/99, Director of Sales Management 1/97-9/98, Lincoln Benefit Life Company; Director 1999-present, Surety Life
Insurance Company; Director of Marketing Development 1984-1997 Ameritas Life Insurance Corp.

Michael J. Velotta, Director 1992, Lincoln Benefit Life Company; Vice President, Secretary & General Counsel 1/93-present, Director 12/92-present, Allstate Life Insurance Company; Vice President, Secretary & General Counsel 1/93-present, Director 12/92-present, Glenbrook Life Insurance Company; Vice President, Secretary & General Counsel 1/93-present, Director 12/92-present, Glenbrook Life & Annuity Company; Vice President, Secretary & General Counsel 1/93-present, Director 12/92-present, Allstate Life Insurance Company of New York; Vice President, Secretary & General Counsel 1/93-present, Director 12/92-present, Northbrook Life Insurance Company; Assistant Secretary, Director 6/95-present, Surety Life Insurance Company.

Carol S. Watson, Senior Vice President, General Counsel, Director 1992, Secretary 1999, Assistant Secretary 1994-9/99. Vice President & General Counsel 7/91-4/94, Lincoln Benefit Life Company; Senior Vice President, General Counsel & Corporate Secretary 1/98-present, Senior Vice President, General Counsel and Assistant Secretary, 1/94-12/97, Director 6/95-present, Surety Life Insurance Company; President, 1996-1/99, Director 5/93-1/99.

Dean M. Way, Senior Vice President and Actuary, Director 1998, Vice President and Actuary 5/92-5/98, Lincoln Benefit Life Company; Senior Vice President and Actuary, Director, 5/98-present, Vice President and Actuary 9/96-5/98, Surety Life Insurance Company.

Thomas J. Wilson, II, Chairman of the Board 1999, Lincoln Benefit Life Company; Director 1/99-present, Surety Life Insurance Company; Senior Vice President, Director 6/95-present, Senior Vice President, Director 7/96-present, Allstate Holdings, Inc.; Chairman of Board & President 3/00-present, Director 9/95-present, Allstate Life Insurance Company; President 12/98-present, Director 1/99-present, Allstate Life Insurance Company of New York; Senior Vice President 6/95-present, Director 7/95-present, Allstate Property and Casualty Insurance Company; Vice President 1/95-1/99, The Allstate Corporation.

Patricia W. Wilson, Director 1997, Lincoln Benefit Life Company; Assistant Vice President/Assistant Secretary/Assistant Treasurer, 7/97-present, Assistant Vice President 1/93-7/97, Allstate Life Insurance Company; Assistant Vice President 6/91-present, Director 6/97-present, Allstate Life Insurance Company of New York; Assistant Treasurer 7/97-present, Glenbrook Life Insurance Company; Assistant Treasurer 7/97-present, Glenbrook Life Annuity Company; Assistant Vice President/Assistant

Secretary/Assistant Treasurer 7/97-present, Northbrook Life Insurance Company; Director 7/97-present, Surety Life Insurance Company.

B. Eugene Wraith, President, Chief Operating Officer 1996, Director 1984, President and Chief Operating Officer 3/96-present, Lincoln Benefit Life Company; President and Chief Operating Officer 3/96-present, Executive Vice President 1/94-3/96, Director 9/93-present, Surety Life Insurance Company; Chairman of the Board, Director 1993-1/99, President 5/93-11/96, Lincoln Benefit Financial Services, Inc.; Vice President 1/99-present, Allstate Insurance Company; Vice President 3/96-present, Allstate Life Insurance Company.

SEPARATE ACCOUNT. Lincoln Benefit Life Variable Life Account was originally established by Lincoln Benefit in 1990, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The Securities and Exchange Commission does not supervise the management of the Separate Account or Lincoln Benefit.

We own the assets of the Separate Account, but we hold them separate from our other assets. The assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the Contracts are general corporate obligations of Lincoln Benefit Life.

The Separate Account is divided into Subaccounts. The assets of each Subaccount are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Subaccounts or the Portfolios. Values allocated to the Separate Account will rise and fall with the values of shares of the Portfolios, and are also reduced by Policy charges. We may use the Separate Account to fund our other variable life insurance policies, which will be accounted for separately.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS. We hold the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

STATE REGULATION OF LINCOLN BENEFIT LIFE. We are organized under the laws of the State of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Director of Insurance covering our operations for the previous year and financial condition as of the end of year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. We are also examined periodically by the National Association of Insurance Commissioners. We are also subject to the insurance laws and regulations of other states in which we operate.

                            DISTRIBUTION OF POLICIES

Policies are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency.

ALFS,  Inc.  ("ALFS")  located at 3100 Sanders Road,  Northbrook,  IL 60062-7154 serves  as  principal  underwriter  of the  Policies.  ALFS  is a  wholly  owned subsidiary of Allstate Life Insurance Company. It is registered as a broker-dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

Registered representatives who sell the Policy will be paid a maximum sales commission of approximately 70% of all Premiums up to the first year Safety Net premium plus 2.50% of any additional premiums in the first year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

During 1998, the Company paid to its former principal underwriter of the Policies, Lincoln Benefit Financial Services ("LBFS"), gross commissions for the sale of Policies of approximately $9,412,427. Of the gross commissions received, LBFS (as principal underwriter) retained $199,728.25. The amounts not retained by LBFS were paid to other independent broker/dealers and registered representatives of LBFS for distribution of the Policies.

Lincoln Benefit does not pay ALFS a commission for distribution of the Policies. The Underwriting Agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Policies including any liability arising out of services we provide on the Policies.

                   MARKET TIMING AND ASSET ALLOCATION SERVICES

Certain third parties offer market timing and asset allocation services in connection with the Policies. In certain situations, the Company will honor transfer instructions from such third parties provided such market timing and asset allocation services comply with the Company's administrative systems, rules and procedures, which may be modified by the Company at any time. If allowed in your state, at our discretion, we may limit or refuse transfers due to excessive trading. See Excessive Trading Limits on page 9. PLEASE NOTE that fees and charges assessed for such market timing and asset allocation services are separate and distinct from the Contract fees and charges set forth herein. The Company neither recommends nor discourages such market timing and asset allocation services.

                                LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Lincoln Benefit and its subsidiaries are engaged in routine lawsuits which in our management's judgement, are not of material importance to their respective total assets or material with respect to the Separate Account.

                                  LEGAL MATTERS

All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Nebraska insurance law have been passed upon by Carol S. Watson, Senior Vice President, General Counsel and Secretary of Lincoln Benefit. Legal matters relating to the federal securities laws in connection with the Policies described in this Prospectus are being passed upon by the law firm of Jorden Burt LLP , 1025 Thomas Jefferson St., East Lobby, Washington, D.C. 20007-5201.

                             REGISTRATION STATEMENT

We have filed a registration statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the Policies offered by this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and exhibits filed as part of the registration statement. You should refer to the registration statement and exhibits for further information concerning the Separate Account, Lincoln Benefit, and the Policies. The descriptions in this Prospectus of the Policies and other legal instruments are summaries. You should refer to those instruments as filed for their precise terms.

                                     EXPERTS

The financial statements of Lincoln Benefit as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the related financial statement schedule that appear in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Separate Account as of December 31, 2000 and for each of the periods in the three years then ended that appear in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this Prospectus, including the hypothetical Policy illustrations, have been examined by Dean M. Way, Senior Vice President and Actuary of the Company, and are included in reliance upon his opinion as to their reasonableness.

                              FINANCIAL STATEMENTS

The financial statements of the Separate Account provide information on some Subaccounts which are not available under the Policy. Those Subaccounts are only available to Policies other than described in this Prospectus that are offered by the Company. The financial statements of Lincoln Benefit that are included should be considered only as bearing on Lincoln Benefit's ability to meet its contractual obligations under the Policy. Lincoln Benefit's financial statements do not bear on the investment experience of the assets held in the Separate Account.

                                    APPENDIX
              ILLUSTRATIONS OF SURRENDER VALUES AND DEATH BENEFITS

The following tables illustrate how the Surrender Values and Death Benefits of a Policy change with the investment experience of the Portfolios. The tables show the Surrender Values and Death Benefits of a Policy issued to an Insured of a given age and underwriting risk classification who pays the specified annual premium would vary over time if the investments return on the assets held in the underlying Portfolio(s) was a uniform, gross after-tax annual rate of 0%, 6%, or 12%. The tables on pages A-2 through A-5 illustrate a Policy issued to a male, age 45, $150,000 face amount, under a preferred nonsmoker risk classification and Death Benefit Option 1.

The illustrations on pages A-2 and A-3 assume annual payment of $1,883.04, which is the Safety Net Premium (see Monthly Guarantee Premiums, page 7). Payment of this premium each year would guarantee death benefit coverage to age 65, regardless of investment performance, assuming no loans or withdrawals are taken.

The illustrations on page A-2 assume current charges and cost of insurance rates, while the illustrations on page A-3 assume maximum guaranteed charges and cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The illustrations on page A-4 and A-5 assume annual payment of $2,937.36, which is the Lifetime Guarantee Premium (see "Monthly Guarantee Premiums," page 7). Payment of this premium each year would guarantee death benefit coverage for the Insured's lifetime, regardless of investment performance, assuming no loans or withdrawals are taken. The illustrations on page A-4 assume current charges and cost of insurance rates, while the illustrations on page A-5 assume maximum guaranteed charges and cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts shown for the Death Benefit, Policy Value and Surrender Value reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return on the assets held in the Portfolios as a result of expenses paid by the Portfolios and charges levied against the Subaccounts. The values shown take into account the average daily investment advisory fees paid by the Portfolios, which is equivalent to an average annual rate of .59% of the average daily net assets of the Funds, and the average of other daily Portfolio expenses, which is equivalent to an average annual rate of .09% of the average daily net assets of the Funds. Also reflected is our daily charge to each Subaccount for assuming mortality and expense risks. The current charge is an annual rate of .70% of the average net assets of the Subaccounts. The mortality and expense risk charge is guaranteed never to exceed .90% of the average net assets. The illustrations also reflect the deduction from premium payments for premium taxes, the monthly administrative fee of $5, and, for the first twelve policy years, the annual administrative charge of 0.2% of Policy value. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12%, "Assuming Current Costs" correspond to approximate net annual rates of -1.38%, 4.62%, and 10.62%, respectively. The illustrated gross annual investment rates of return of 0%, 6%, and 12%, "Assuming Guaranteed Costs" correspond to approximate net annual rates of return of -1.58%, 4.42% and 10.42%, respectively.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account, since we are not currently making this charge. However, this charge may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charge in order to produce the Death Benefits, Policy Values and Surrender Values illustrated (see "Federal Tax Matters" page 22).

The tables illustrate the Policy Values, Surrender Values and Death Benefits that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all net premiums are allocated to the Separate Account, and if no Policy loans are taken. The tables also assume that you have not requested an increase or decrease in the face amount of the Policy and that no partial surrenders or transfers have been made.

Upon request, we will provide a comparable illustration based upon the pro-posed Insured's actual age, sex and underwriting classification, the face amount, death benefit option, the proposed amount and frequency of premium payments and any available riders requested.

                          LINCOLN BENEFIT LIFE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS

                         Male                 Issue age 45
                     Face Amount             Preferred Non-
                      $150,000                Smoker Class
                   Annual Premium             Death Benefit
                     $1,883.04                  Option 1

                         Current Cost of Insurance Rates

                                    DEATH BENEFIT
                           Assuming Hypothetical Gross and
                           Net Annual Investment Return of
     Policy           0% Gross         6% Gross         12% Gross
      Year           -1.38% Net        4.62% Net        10.62% Net
1                          150,000          150,000          150,000
2                          150,000          150,000          150,000
3                          150,000          150,000          150,000
4                          150,000          150,000          150,000
5                          150,000          150,000          150,000
6                          150,000          150,000          150,000
7                          150,000          150,000          150,000
8                          150,000          150,000          150,000
9                          150,000          150,000          150,000
10                         150,000          150,000          150,000
15                         150,000          150,000          150,000
20 (age 65)                150,000          150,000          150,000
30 (age 75)                150,000          150,000          259,593
40 (age 85)                      *          150,000          716,306
54 (age 99)                      *                *        2,754,971

                                  POLICY VALUE                                          SURRENDER VALUE
                          Assuming Hypothetical Gross                             Assuming Hypothetical Gross
                      and Net Annual Investment Return of                     and Net Annual Investment Return of
     Policy         0% Gross        6% Gross       12% Gross               0% Gross        6% Gross         12% Gross
      Year         -1.38% Net      4.62% Net      10.62% Net              -1.38% Net       4.62% Net       10.62% Net
1                         1,292           1,386          1,479                       0               71              164
2                         2,531           2,798          3,078                     992            1,259            1,539
3                         3,725           4,249          4,818                   2,186            2,710            3,279
4                         4,874           5,737          6,714                   3,335            4,198            5,176
5                         5,977           7,264          8,781                   4,438            5,725            7,242
6                         7,041           8,838         11,045                   5,579            7,376            9,583
7                         8,048          10,443         13,510                   6,663            9,058           12,125
8                         9,002          12,084         16,201                   7,771           10,853           14,970
9                         9,889          13,749         19,129                   8,812           12,672           18,052
10                       10,709          15,439         22,321                   9,939           14,670           21,552
15                       14,281          24,843         44,063                  14,281           24,843           44,063
20 (age 65)              16,167          35,530         80,165                  16,167           35,530           80,165
30 (age 75)               5,153          54,210        242,611                   5,153           54,210          242,611
40 (age 85)                   *          52,145        682,196                       *           52,145          682,196
54 (age 99)                   *               *      2,754,971                       *                *        2,754,971

Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

Assumes that no policy loans or withdrawals have been made. An * indicates lapse in the absence of additional premium payment.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different in-vestment rates of return for the portfolios. The death benefit, policy value, and surrender value for a policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

                          LINCOLN BENEFIT LIFE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS

                     Male                        issue age 45
             Face Amount $150,000         Preferred Non-Smoker Class
          Annual Premium $1,883.04           Death Benefit Option 1

                       Guaranteed Cost of Insurance Rates

                                    DEATH BENEFIT
                           Assuming Hypothetical Gross and
                           Net Annual Investment Return of
     Policy           0% Gross         6% Gross         12% Gross
      Year           -1.58% Net        4.42% Net       10.42% Net
1                          150,000          150,000          150,000
2                          150,000          150,000          150,000
3                          150,000          150,000          150,000
4                          150,000          150,000          150,000
5                          150,000          150,000          150,000
6                          150,000          150,000          150,000
7                          150,000          150,000          150,000
8                          150,000          150,000          150,000
9                          150,000          150,000          150,000
10                         150,000          150,000          150,000
15                         150,000          150,000          150,000
20 (age 65)                150,000          150,000          150,000
30 (age 75)                      *                *          187,586
40 (age 85)                      *                *          506,553
54 (age 99)                      *                *        1,845,691

                                  POLICY VALUE                                          SURRENDER VALUE
                          Assuming Hypothetical Gross                             Assuming Hypothetical Gross
                      and Net Annual Investment Return of                     and Net Annual Investment Return of
     Policy         0% Gross        6% Gross       12% Gross               0% Gross        6% Gross         12% Gross
      Year         -1.58% Net      4.42% Net      10.42% Net              -1.58% Net       4.42% Net       10.42% Net
1                         1,241           1,333          1,426                       0               18              111
2                         2,421           2,682          2,955                     882            1,143            1,416
3                         3,540           4,048          4,600                   2,001            2,509            3,061
4                         4,596           5,428          6,371                   3,057            3,889            4,832
5                         5,587           6,820          8,277                   4,048            5,282            6,738
6                         6,507           8,219         10,327                   5,045            6,757            8,865
7                         7,349           9,616         12,530                   5,964            8,231           11,145
8                         8,105          11,004         14,893                   6,874            9,773           13,662
9                         8,766          12,372         17,427                   7,689           11,295           16,350
10                        9,324          13,712         20,144                   8,554           12,942           19,374
15                       10,313          19,707         37,214                  10,313           19,707           37,214
20 (age 65)               6,914          23,035         62,737                   6,914           23,035           62,737
30 (age 75)                   *               *        175,314                       *                *          175,314
40 (age 85)                   *               *        482,431                       *                *          482,431
54 (age 99)                   *               *      1,845,691                       *                *        1,845,691

Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

Assumes that no policy loans or withdrawals have been made. An * indicates lapse in the absence of additional premium payment.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different in-vestment rates of return for the portfolios. The death benefit, policy value, and surrender value for a policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

                          LINCOLN BENEFIT LIFE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS

                   Male                        Issue age 45
               Face Amount                    Preferred Non-
                $150,000                       Smoker Class
             Annual Premium                    Death Benefit
                $2,937.36                        Option 1

                         Current Cost of Insurance Rates

                                    DEATH BENEFIT
                           Assuming Hypothetical Gross and
                           Net Annual Investment Return of
     Policy           0% Gross         6% Gross         12% Gross
      Year           -1.38% Net        4.62% Net       10.62% Net
1                          150,000          150,000          150,000
2                          150,000          150,000          150,000
3                          150,000          150,000          150,000
4                          150,000          150,000          150,000
5                          150,000          150,000          150,000
6                          150,000          150,000          150,000
7                          150,000          150,000          150,000
8                          150,000          150,000          150,000
9                          150,000          150,000          150,000
10                         150,000          150,000          150,000
15                         150,000          150,000          150,000
20 (age 65)                150,000          150,000          189,277
30 (age 75)                150,000          150,000          497,656
40 (age 85)                150,000          262,302        1,361,886
54 (age 99)                150,000          507,793        5,219,649

                                  POLICY VALUE                                          SURRENDER VALUE
                          Assuming Hypothetical Gross                             Assuming Hypothetical Gross
                      and Net Annual Investment Return of                     and Net Annual Investment Return of
     Policy         0% Gross        6% Gross       12% Gross               0% Gross        6% Gross         12% Gross
      Year         -1.38% Net      4.62% Net      10.62% Net              -1.38% Net       4.62% Net       10.62% Net
1                         2,309           2,464          2,620                     770              926            1,081
2                         4,550           5,005          5,480                   3,011            3,467            3,941
3                         6,735           7,638          8,619                   5,196            6,100            7,080
4                         8,863          10,367         12,065                   7,325            8,829           10,526
5                        10,934          13,195         15,851                   9,396           11,656           14,312
6                        12,957          16,134         20,023                  11,495           14,672           18,561
7                        14,913          19,174         24,605                  13,528           17,789           23,220
8                        16,808          22,323         29,649                  15,577           21,092           28,418
9                        18,629          25,574         35,194                  17,552           24,497           34,117
10                       20,377          28,934         41,299                  19,607           28,165           40,529
15                       28,548          48,196         83,465                  28,548           48,196           83,465
20 (age 65)              35,146          72,187        155,145                  35,146           72,187          155,145
30 (age 75)              36,043         139,483        465,099                  36,043          139,483          465,099
40 (age 85)                   *         249,812      1,297,034                       *          249,812        1,297,034
54 (age 99)                   *         507,793      5,219,649                       *          507,793        5,219,649

Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

Assumes that no policy loans or withdrawals have been made. An * indicates lapse in the absence of additional premium payment.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different in-vestment rates of return for the portfolios. The death benefit, policy value, and surrender value for a policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

                          LINCOLN BENEFIT LIFE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS

                       Male                       issue age 45
                 Face Amount $150,000        Preferred Non-Smoker Class
                Annual Premium $2,937.36      Death Benefit Option 1

                       Guaranteed Cost of Insurance Rates

                                    DEATH BENEFIT
                           Assuming Hypothetical Gross and
                           Net Annual Investment Return of
     Policy           0% Gross         6% Gross         12% Gross
      Year           -1.58% Net        4.42% Net       10.42% Net
1                          150,000          150,000          150,000
2                          150,000          150,000          150,000
3                          150,000          150,000          150,000
4                          150,000          150,000          150,000
5                          150,000          150,000          150,000
6                          150,000          150,000          150,000
7                          150,000          150,000          150,000
8                          150,000          150,000          150,000
9                          150,000          150,000          150,000
10                         150,000          150,000          150,000
15                         150,000          150,000          150,000
20 (age 65)                150,000          150,000          171,373
30 (age 75)                150,000          150,000          438,707
40 (age 85)                150,000          174,167        1,159,957
54 (age 99)                150,000          335,134        4,187,605

                                  POLICY VALUE                                          SURRENDER VALUE
                          Assuming Hypothetical Gross                             Assuming Hypothetical Gross
                      and Net Annual Investment Return of                     and Net Annual Investment Return of
     Policy         0% Gross        6% Gross       12% Gross               0% Gross        6% Gross         12% Gross
      Year         -1.58% Net      4.42% Net      10.42% Net              -1.58% Net       4.42% Net       10.42% Net
1                         2,257           2,410          2,565                     718              872            1,026
2                         4,435           4,884          5,352                   2,896            3,345            3,813
3                         6,540           7,427          8,390                   5,001            5,888            6,851
4                         8,570          10,041         11,703                   7,031            8,502           10,164
5                        10,524          12,727         15,319                   8,985           11,188           13,780
6                        12,396          15,483         19,266                  10,934           14,021           17,804
7                        14,181          18,306         23,574                  12,796           16,921           22,189
8                        15,873          21,193         28,279                  14,642           19,962           27,048
9                        17,464          24,141         33,419                  16,387           23,064           32,342
10                       18,948          27,147         39,039                  18,179           26,377           38,270
15                       24,650          43,183         76,842                  24,650           43,183           76,842
20 (age 65)              26,455          60,868        140,470                  26,455           60,868          140,470
30 (age 75)               3,698         100,522        410,007                   3,698          100,522          410,007
40 (age 85)                   *         165,873      1,104,721                       *          165,873        1,104,721
54 (age 99)                   *         335,134      4,187,605                       *          335,134        4,187,605

Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

Assumes that no policy loans or withdrawals have been made. An * indicates lapse in the absence of additional premium payment.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different in-vestment rates of return for the portfolios. The death benefit, policy value, and surrender value for a policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

--------------------------------------------------------------------------------

We have audited the accompanying Statements of Financial Position of Lincoln Benefit Life Company (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2000 and 1999, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2000. Our audits also included Schedule IV--Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule IV--Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2001

                          LINCOLN BENEFIT LIFE COMPANY
               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------   --------   --------
                                                                     ($ IN THOUSANDS)
REVENUES
  Net investment income.....................................  $12,214    $10,740    $10,752
  Realized capital gains and losses.........................      (95)      (913)       134
  Other expense.............................................      (20)    (2,301)       (42)
                                                              -------    -------    -------
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE............   12,099      7,526     10,844
INCOME TAX EXPENSE..........................................    4,221      2,560      3,611
                                                              -------    -------    -------
NET INCOME..................................................    7,878      4,966      7,233
                                                              -------    -------    -------
OTHER COMPREHENSIVE INCOME (LOSS), AFTER-TAX
  Change in unrealized net capital gains and losses.........    3,106     (6,900)     1,774
                                                              -------    -------    -------
COMPREHENSIVE INCOME (LOSS).................................  $10,984    $(1,934)   $ 9,007
                                                              =======    =======    =======

                       See notes to financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                        STATEMENTS OF FINANCIAL POSITION

                                                                      DECEMBER 31,
                                                              ----------------------------
                                                                  2000            1999
                                                              -------------   ------------
                                                              ($ IN THOUSANDS, EXCEPT PAR
                                                                         VALUE)
ASSETS
Investments
  Fixed income securities, at fair value (amortized cost
   $166,893 and $158,747)...................................   $   170,142     $  157,218
  Short-term................................................        11,243          1,919
                                                               -----------     ----------
  Total investments.........................................       181,385        159,137
Cash........................................................            76            982
Reinsurance recoverable from Allstate Life Insurance
  Company, net..............................................     8,366,927      7,539,995
Reinsurance recoverables from non-affiliates, net...........       353,789        260,324
Other assets................................................         2,393          4,447
Separate Accounts...........................................     1,648,691      1,411,996
                                                               -----------     ----------
      TOTAL ASSETS..........................................   $10,553,261     $9,376,881
                                                               ===========     ==========
LIABILITIES
Reserve for life-contingent contract benefits...............   $   550,334     $  419,117
Contractholder funds........................................     8,157,502      7,369,664
Current income taxes payable................................         2,785          3,404
Deferred income taxes.......................................         4,607            745
Payable to affiliates, net..................................         9,210         12,650
Other liabilities and accrued expenses......................         1,371          1,528
Separate Accounts...........................................     1,648,691      1,411,996
                                                               -----------     ----------
      TOTAL LIABILITIES.....................................    10,374,500      9,219,104
                                                               -----------     ----------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 8)

SHAREHOLDER'S EQUITY
Common stock, $100 par value, 30,000 shares authorized,
  25,000 issued and outstanding.............................         2,500          2,500
Additional capital paid-in..................................       126,750        116,750
Retained income.............................................        47,399         39,521
Accumulated other comprehensive income (loss):
  Unrealized net capital gains (losses).....................         2,112           (994)
                                                               -----------     ----------
      Total accumulated other comprehensive income (loss)...         2,112           (994)
                                                               -----------     ----------
      TOTAL SHAREHOLDER'S EQUITY............................       178,761        157,777
                                                               -----------     ----------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY............   $10,553,261     $9,376,881
                                                               ===========     ==========

                       See notes to financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------   --------   --------
                                                                     ($ IN THOUSANDS)
COMMON STOCK................................................  $  2,500   $  2,500   $  2,500
                                                              --------   --------   --------
ADDITIONAL CAPITAL PAID-IN
Balance, beginning of year..................................  $116,750   $116,750   $116,750
Capital contribution........................................    10,000         --         --
                                                              --------   --------   --------
Balance, end of year........................................   126,750    116,750    116,750
                                                              --------   --------   --------
RETAINED INCOME
Balance, beginning of year..................................  $ 39,521   $ 34,555   $ 27,322
Net income..................................................     7,878      4,966      7,233
                                                              --------   --------   --------
Balance, end of year........................................    47,399     39,521     34,555
                                                              --------   --------   --------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance, beginning of year..................................  $   (994)  $  5,906   $  4,132
Change in unrealized net capital gains and losses...........     3,106     (6,900)     1,774
                                                              --------   --------   --------
Balance, end of year........................................     2,112       (994)     5,906
                                                              --------   --------   --------
    Total shareholder's equity..............................  $178,761   $157,777   $159,711
                                                              ========   ========   ========

                       See notes to financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                            STATEMENTS OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------   --------   --------
                                                                     ($ IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $  7,878   $  4,966   $  7,233
Adjustments to reconcile net income to net cash provided by
 operating activities
    Depreciation, amortization and other non-cash items.....      (868)    (5,313)         2
    Realized capital gains and losses.......................        95        913       (134)
    Changes in:
      Life-contingent contract benefits and contractholder
       funds................................................    (1,342)    (4,868)     1,394
      Income taxes payable..................................     1,570     (1,266)     3,042
      Other operating assets and liabilities................    (1,543)    11,286     (2,892)
                                                              --------   --------   --------
    Net cash provided by operating activities...............     5,790      5,718      8,645
                                                              --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Fixed income securities
  Proceeds from sales.......................................    15,856     17,760         --
  Investment collections....................................     7,430     13,580     10,711
  Investments purchases.....................................   (30,979)   (39,723)   (18,587)
Change in short-term investments, net.......................    (9,003)     2,068     (2,646)
                                                              --------   --------   --------
    Net cash used in investing activities...................   (16,696)    (6,315)   (10,522)
                                                              --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contribution........................................    10,000         --         --
                                                              --------   --------   --------
    Net cash provided by financing activities...............    10,000         --         --
                                                              --------   --------   --------
NET DECREASE IN CASH........................................      (906)      (597)    (1,877)
CASH AT BEGINNING OF YEAR...................................       982      1,579      3,456
                                                              --------   --------   --------
CASH AT END OF YEAR.........................................  $     76   $    982   $  1,579
                                                              ========   ========   ========

                       See notes to financial statements.

LINCOLN BENEFIT LIFE COMPANY
NOTES TO FINANCIAL STATEMENTS
($IN THOUSANDS)
-------------------------------------------------------------------

1.  GENERAL

BASIS OF PRESENTATION
The accompanying financial statements include the accounts of Lincoln Benefit Life Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

On January 25, 2000, the Company paid a dividend of all common shares of AFD, Inc. ("AFDI") stock, a registered broker-dealer, to ALIC. Prior to the dividend, AFDI had been consolidated in the Company's financial statements and related disclosures. In conjunction with the dividend, the Company has restated its prior year financial results to exclude AFDI. To conform with the 2000 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS
The Company markets a broad line of life insurance and investment products primarily through independent insurance agents and brokers. Life insurance consists of traditional products, including term and whole life, interest-sensitive life, immediate annuities with life contingencies, variable life, indexed life, credit and accident and health insurance. Investment products include deferred annuities and immediate annuities without life contingencies. Deferred annuities include fixed rate, market value adjusted, indexed and variable annuities. In 2000, annuity deposits represented 77.9% of the Company's total statutory premiums and deposits.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary surrender or withdrawal by customers, subject to applicable surrender charges. These policies and contracts are reinsured primarily with ALIC (see Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses.

The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed for banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation presents an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products, that are used to address a customer's estate planning needs, may be impacted to the extent any legislative changes occur to the current estate tax laws.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.

The Company is authorized to sell life and savings products in all states except New York, as well as in the District of Columbia, Guam and the U.S. Virgin Islands. The top geographic locations for statutory premiums and deposits for the Company were California, Pennsylvania, Wisconsin, Michigan, Florida, Minnesota and Illinois for the year ended December 31, 2000. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. All premiums and deposits are ceded under reinsurance agreements.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost or amortized cost which approximates fair value.

Investment income consists primarily of interest. Interest is recognized on an accrual basis. Interest income on mortgaged-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

REINSURANCE RECOVERABLE
The Company has reinsurance agreements whereby all premiums, contract charges, credited interest, policy benefits and certain expenses are ceded (see Note 7). Such amounts are reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed under terms of the reinsurance agreements.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products and certain annuities with life contingencies. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

Interest-sensitive life contracts are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Contract charge revenue consists of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender charges. Contract benefits include interest credited to contracts and claims incurred in excess of related contractholder account balance.

Limited payment contracts, a type of immediate annuity with life contingencies and single premium life contract, are contracts that provide insurance protection over a contract period that extends beyond the period in which premiums are collected. Gross premiums in excess of the net premium on limited payment contracts are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenues so as to result in the recognition of profits over the life of the policy.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed rate annuities, market value adjusted annuities, indexed annuities and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charge revenue for investment contracts consists of charges assessed against the contractholder account balance for contract administration and surrenders. Contract benefits include interest credited and claims incurred in excess of the related contractholder account balance.

Crediting rates for fixed rate annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions. Crediting rates for indexed annuities and indexed life products are based on an interest rate index, such as LIBOR or an equity index, such as the S&P 500.

Variable annuity and variable life contracts are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. The Company's contract charge revenue for these contracts consists of charges assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders.

All premiums, contract charges, contract benefits and interest credited are reinsured.

INCOME TAXES
The income tax provision is calculated under the liability method and presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes arise primarily from unrealized capital gains or losses on fixed income securities carried at fair value and differences in the tax bases of investments.

SEPARATE ACCOUNTS
The Company issues deferred variable annuities and variable life contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the Separate Accounts. Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, variable annuity and variable life contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated investment objectives.

The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. In the event that the asset value of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's statements of operations and comprehensive income. As described earlier, revenues to the Company from the Separate Accounts are recorded as contract charges.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS
The reserve for life-contingent contract benefits, which relates to traditional life insurance, immediate annuities with life contingencies and certain variable annuity contract guarantees, is computed on the basis of assumptions as to future investment yields, mortality, morbidity, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 6.

CONTRACTHOLDER FUNDS
Contractholder funds arise from the issuance of contracts that include an investment component, including interest-sensitive life policies and certain other investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 6.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.  RELATED PARTY TRANSACTIONS
REINSURANCE
The Company has reinsurance agreements whereby certain premiums, contract charges, credited interest, policy benefits and expenses are ceded to ALIC, and reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits are not included in the Company's financial statements as those assets are owned and managed under terms of the reinsurance agreements. See Note 7 for more information.

BUSINESS OPERATIONS
The Company utilizes services provided by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $35,109, $26,418, and $45,940 in 2000, 1999 and 1998, respectively. Of these costs, the Company retains investment related expenses and certain expenses which are not transferred under the reinsurance agreements and presented in other expenses. All other costs are ceded to ALIC under reinsurance agreements.

DEBT
The Company has entered into an intercompany loan agreement with the Corporation. The amount of funds available to the Company at a given point in time is dependent upon the debt position of the Corporation. There was no outstanding balance at December 31, 2000 and 1999, respectively.

4.  INVESTMENTS

FAIR VALUES
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                           Gross
                                        Unrealized
                        Amortized   -------------------     Fair
 At December 31, 2000     Cost       Gains      Losses     Value
 --------------------   ---------   --------   --------   --------
U.S. government and
  agencies              $ 18,191     $2,072    $    --    $ 20,263
Corporate                103,414      1,531     (1,966)    102,979
Municipal                  4,514        100        (38)      4,576
Mortgage-backed
  securities              40,774      1,593        (43)     42,324
                        --------     ------    -------    --------
  Total fixed income
   securities           $166,893     $5,296    $(2,047)   $170,142
                        ========     ======    =======    ========
 At December 31, 1999
 --------------------
U.S. government and
  agencies              $ 11,849     $  606    $   (30)   $ 12,425
Corporate                 95,036        439     (3,282)     92,193
Municipal                 10,625         78       (108)     10,595
Mortgage-backed
  securities              41,237      1,372       (604)     42,005
                        --------     ------    -------    --------
  Total fixed income
   securities           $158,747     $2,495    $(4,024)   $157,218
                        ========     ======    =======    ========


SCHEDULED MATURITIES
The scheduled maturities for fixed income securities are as follows at December 31, 2000:

                                          Amortized     Fair
                                            Cost       Value
                                          ---------   --------
Due in one year or less                   $  4,168    $  4,200
Due after one year through five years       68,568      68,389
Due after five years through ten years      39,422      39,201
Due after ten years                         13,961      16,028
                                          --------    --------
                                           126,119     127,818
Mortgage-backed securities                  40,774      42,324
                                          --------    --------
  Total                                   $166,893    $170,142
                                          ========    ========

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

NET INVESTMENT INCOME

     Year Ended December 31,         2000       1999       1998
     -----------------------       --------   --------   --------
Fixed income securities            $11,517    $10,380    $11,075
Short-term                             830        577        285
                                   -------    -------    -------
  Investment income, before
   expense                          12,347     10,957     11,360
  Investment expense                   133        217        608
                                   -------    -------    -------
  Net investment income            $12,214    $10,740    $10,752
                                   =======    =======    =======

REALIZED CAPITAL GAINS AND LOSSES, AFTER TAX

        Year Ended December 31,             2000       1999       1998
        -----------------------           --------   --------   --------
Fixed income securities                     $(95)     $(913)      $134
  Income taxes                               (33)      (320)        47
                                            ----      -----       ----
  Realized capital gains and losses,
   after tax                                $(62)     $(593)      $ 87
                                            ====      =====       ====

Excluding calls and prepayments, gross gains of $1 were realized during 1999 and gross losses of $95 and $914 were realized on sales of fixed income securities during 2000 and 1999, respectively. There were no gross gains realized on sales of fixed income securities during 2000 and 1998 and there were no gross losses in 1998.

UNREALIZED NET CAPITAL GAINS AND LOSSES
Unrealized net capital gains on fixed income securities included in shareholder's equity at December 31, 2000 are as follows:

                                                     Gross
                                                  Unrealized
                       Amortized     Fair     -------------------   Unrealized
                         Cost       Value      Gains      Losses    Net Gains
                       ---------   --------   --------   --------   ----------
Fixed income
 securities            $166,893    $170,142   $ 5,296    $(2,047)    $ 3,249
                       ========    ========   =======    =======
Deferred income taxes                                                 (1,137)
                                                                     -------
Unrealized net
 capital gains                                                       $ 2,112
                                                                     =======

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

     Year Ended December 31,          2000       1999       1998
     -----------------------        --------   --------   --------
Fixed income securities             $ 4,778    $(10,615)  $ 2,729
Deferred income taxes                (1,672)      3,715      (955)
                                    -------    --------   -------
Increase (decrease) in unrealized
 net capital gains                  $ 3,106    $ (6,900)  $ 1,774
                                    =======    ========   =======

SECURITIES ON DEPOSIT
At December 31, 2000, fixed income securities with a carrying value of $9,067 were on deposit with regulatory authorities as required by law.

5.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented on the following page are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverables) and liabilities (including traditional life and interest-sensitive life insurance reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income and cash, are generally of a short-term nature. Their carrying values are assumed to approximate fair value.

FINANCIAL ASSETS
The carrying value and fair value of financial assets at December 31, are as follows:

                                2000                      1999
                       -----------------------   -----------------------
                        Carrying       Fair       Carrying       Fair
                         Value        Value        Value        Value
                       ----------   ----------   ----------   ----------
Fixed income
 securities            $  170,142   $  170,142   $  157,218   $  157,218
Short-term                 11,243       11,243        1,919        1,919
Separate Accounts       1,648,691    1,648,691    1,411,996    1,411,996

Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value are deemed to approximate fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES
The carrying value and fair value of financial liabilities at December 31, are as follows:

                                2000                      1999
                       -----------------------   -----------------------
                        Carrying       Fair       Carrying       Fair
                         Value        Value        Value        Value
                       ----------   ----------   ----------   ----------
Contractholder funds
 on investment
 contracts             $6,401,863   $6,186,479   $5,716,583   $5,424,725
Separate Accounts       1,648,691    1,648,691    1,411,996    1,411,996

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

6.  RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS
At December 31, the Reserve for life-contingent contract benefits consists of the following:

                                             2000       1999
                                           --------   --------
Immediate annuities:
  Structured settlement annuities          $ 73,719   $ 38,019
  Other immediate annuities                  36,884     41,250
Traditional life                            406,260    312,130
Other                                        33,471     27,718
                                           --------   --------
  Total Reserve for life-contingent
   contract benefits                       $550,334   $419,117
                                           ========   ========

The assumptions for mortality generally utilized in calculating reserves include, the 1983 group annuity mortality table for immediate annuities; and actual Company experience plus loading for traditional life. Interest rate assumptions vary from 6.5% to 7.8% for structured settlement annuities; 4.9% to 8.8% for other immediate annuities and 4.0% to 8.0% for traditional life. Other estimation methods used include the present value of contractually fixed future benefits for immediate annuities and the net level premium reserve method using the Company's withdrawal experience rates for traditional life.

At December 31, Contractholder funds consists of the following:

                                           2000         1999
                                        ----------   ----------
Interest-sensitive life                 $1,777,128   $1,669,748
Fixed annuities:
  Immediate annuities                      152,181      123,637
  Deferred annuities                     6,228,193    5,576,279
                                        ----------   ----------
  Total Contractholder funds            $8,157,502   $7,369,664
                                        ==========   ==========

Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Interest rates credited range from 5.0% to 8.2% for interest-sensitive life contracts; 5.5% to 6.0% for immediate annuities and 0.0% to 12.6% for deferred annuities. Withdrawal and surrender charge protection includes: i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and, ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 34% of deferred annuities are subject to a market value adjustment.

7.  REINSURANCE
The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company continues to have primary liability as the direct insurer for risks reinsured. Estimating amounts of reinsurance recoverable is impacted by the uncertainties involved in the establishment of loss reserves.

The Company cedes a portion of the mortality risk on certain term life policies with a pool of reinsurers.

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Except for ALIC, no single reinsurer had a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

The following amounts were ceded to ALIC under reinsurance agreements. See
Note 3 for discussion of reinsurance agreements with ALIC.

The effects of reinsurance on premiums written and earned and contract charges for the years ended December 31, are as follows:

                                 2000        1999        1998
                               ---------   ---------   ---------
Premiums and Contract Charges
Direct                         $ 470,337   $ 389,741   $ 291,286
Assumed                                2           2           3
Ceded
  Affiliate                     (241,361)   (187,854)   (136,968)
  Non-affiliate                 (228,978)   (201,889)   (154,321)
                               ---------   ---------   ---------
  Premiums and contract
   charges, net of
   reinsurance                 $      --   $      --   $      --
                               =========   =========   =========

The effects of reinsurance on credited interest, policy benefits and other expenses for the years ended December 31, are as follows:

                                 2000        1999        1998
                               ---------   ---------   ---------
Credited Interest, Policy
 Benefits and Other Expenses
Direct                         $ 885,081   $ 869,393   $ 757,249
Assumed                               --          --          --
Ceded
  Affiliate                     (630,015)   (684,703)   (624,678)
  Non-affiliate                 (255,046)   (182,389)   (132,529)
                               ---------   ---------   ---------
  Credited interest, policy
   benefits and other
   expenses, net of
   reinsurance                 $      20   $   2,301   $      42
                               =========   =========   =========

8.  COMMITMENTS AND CONTINGENT LIABILITIES

LEASES
The Company leases certain office facilities and computer equipment. Total rent expense for all leases was $885, $2,042 and $1,743 in 2000, 1999 and 1998, respectively. Minimum rental commitments under noncancelable operating leases with initial or remaining term of more than one year as of December 31, are as follows:

                           2000
                         --------
  2001                    $   695
  2002                        617
  2003                        655
  2004                        684
  2005                        724
                          -------
                          $ 3,375
                          =======

REGULATION AND LEGAL PROCEEDINGS
The Company's business is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulation, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, and tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

In the normal course of its business, the Company is involved in pending or threatened litigation and regulatory actions in which claims for monetary damages are asserted. At this time, based on their present status, it is the opinion of management, that the ultimate liability, if any, in one or more of these actions in excess of amounts currently reserved is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

GUARANTY FUNDS
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. The Company's expenses related to these funds have been immaterial and are ceded to ALIC under reinsurance agreements.

MARKETING AND COMPLIANCE ISSUES
Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate exposure to potential litigation. The Company is a member of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.

9.  INCOME TAXES
The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company has also entered into a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate to ALIC the tax benefits and detriments related to such reinsurance. Effectively, these agreements result in the Company's annual income tax provision being computed as if the Company filed a separate return, as adjusted for the reinsurance ceded to ALIC.

Prior to June 30, 1995, the Corporation was a subsidiary of Sears Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or result of operations of the Company.

The components of the deferred income tax assets and liabilities at December 31, are as follow:

                                                2000       1999
                                              --------   --------
Deferred Assets
Unrealized net capital losses                 $    --    $   535
Other assets                                       --        897
                                              -------    -------
  Total deferred assets                            --      1,432

Deferred Liabilities
Difference in tax bases of investments         (2,405)    (2,177)
Unrealized net capital gains                   (1,137)        --
Other liabilities                              (1,065)        --
                                              -------    -------
  Total deferred liabilities                   (4,607)    (2,177)
                                              -------    -------
  Net deferred liability                      $(4,607)   $  (745)
                                              =======    =======

The components of the income tax expense for the year ended at December 31, are as follows:

                                        2000       1999       1998
                                      --------   --------   --------
Current                                $2,032    $ 3,645     $3,170
Deferred                                2,189     (1,085)       441
                                       ------    -------     ------
  Total income tax expense             $4,221    $ 2,560     $3,611
                                       ======    =======     ======

The Company paid income taxes of $2,651, $3,826 and $568 in 2000, 1999 and 1998, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                         2000       1999       1998
                                       --------   --------   --------
Statutory federal income tax rate       35.0%      35.0%      35.0%
Other                                    (.1)      (1.0)      (1.7)
                                        ----       ----       ----
Effective income tax rate               34.9%      34.0%      33.3%
                                        ====       ====       ====

Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 2000, approximately $340, will result in federal income taxes payable of $119 if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since 1983.

10.  STATUTORY FINANCIAL INFORMATION
The Company's statutory capital and surplus was $169,436 and $153,632 at December 31, 2000 and 1999, respectively. The Company's statutory net income was $15,805, $6,091 and $7,201 for the years ended December 31, 2000, 1999 and 1998, respectively.

PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a significant impact on statutory surplus or statutory net income.

The NAIC has approved a January 1, 2001 implementation date for newly developed statutory accounting principles ("codification"). The Company's state of domicile, Nebraska, has passed legislation revising various statutory accounting requirements to conform to codification. These requirements will not have a material impact on the statutory surplus of the Company. The NAIC has installed a formal maintenance process to develop and propose new guidance, as well as on-going clarification and interpretation of issues. The impact of any future changes will be recorded as they are approved by the NAIC.

DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 2001 without prior approval of the Nebraska Department of Insurance is $16,647.

RISK-BASED CAPITAL
The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The standard is based on a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December 31, 2000, RBC for the Company was significantly above a level that would require regulatory action.

11.  OTHER COMPREHENSIVE INCOME
The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

                                           2000                              1999                              1998
                              -------------------------------   -------------------------------   -------------------------------
                               Pretax      Tax      After-tax    Pretax      Tax      After-tax    Pretax      Tax      After-tax
                              --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
Unrealized capital gains and
  losses:
----------------------------
Unrealized holding gains
  (losses) arising during
  the period                   $4,683    $(1,639)    $3,044     $(11,528)   $4,035     $(7,493)    $2,863    $(1,002)    $1,861
Less: reclassification
  adjustments                     (95)        33        (62)        (913)      320        (593)       134        (47)        87
                               ------    -------     ------     --------    ------     -------     ------    -------     ------
Unrealized net capital gains
  (losses)                      4,778     (1,672)     3,106      (10,615)    3,715      (6,900)     2,729       (955)     1,774
                               ------    -------     ------     --------    ------     -------     ------    -------     ------
Other comprehensive income
  (loss)                       $4,778    $(1,672)    $3,106     $(10,615)   $3,715     $(6,900)    $2,729    $  (955)    $1,774
                               ======    =======     ======     ========    ======     =======     ======    =======     ======

12. SALE OF BUILDING
Included within other income and expenses in the Company's statements of operations and comprehensive income for 1999, is a write-down of $798 associated with the sale of the Company's building in Lincoln, Nebraska which occurred in the first quarter of 2000. Also included in other income and expenses is the write-down of $1,200 related to unamortized building improvements recognized in the third quarter of 1999 when the building was vacated by the Company.

                          LINCOLN BENEFIT LIFE COMPANY
                            SCHEDULE IV--REINSURANCE
                                ($ IN THOUSANDS)

                                                        GROSS                          NET
                                                        AMOUNT         CEDED          AMOUNT
                                                     ------------   ------------   ------------
YEAR ENDED DECEMBER 31, 2000
Life insurance in force............................  $117,381,094   $117,381,094   $         --
                                                     ============   ============   ============
Premiums and contract charges:
  Life and annuities...............................  $    447,683   $    447,683   $         --
  Accident and health..............................        22,656         22,656             --
                                                     ------------   ------------   ------------
                                                     $    470,339   $    470,339   $         --
                                                     ============   ============   ============

                                                        GROSS                          NET
                                                        AMOUNT         CEDED          AMOUNT
                                                     ------------   ------------   ------------
YEAR ENDED DECEMBER 31, 1999
Life insurance in force............................  $109,520,029   $109,520,029   $         --
                                                     ============   ============   ============
Premiums and contract charges:
  Life and annuities...............................  $    369,540   $    369,540   $         --
  Accident and health..............................        20,203         20,203             --
                                                     ------------   ------------   ------------
                                                     $    389,743   $    389,743   $         --
                                                     ============   ============   ============

                                                        GROSS                          NET
                                                        AMOUNT         CEDED          AMOUNT
                                                     ------------   ------------   ------------
YEAR ENDED DECEMBER 31, 1998
Life insurance in force............................  $ 97,690,299   $ 97,690,299   $         --
                                                     ============   ============   ============
Premiums and contract charges:
  Life and annuities...............................  $    287,839   $    287,839   $         --
  Accident and health..............................         3,450          3,450             --
                                                     ------------   ------------   ------------
                                                     $    291,289   $    291,289   $         --
                                                     ============   ============   ============

LINCOLN BENEFIT LIFE
VARIABLE LIFE ACCOUNT

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2000 AND
FOR THE PERIODS ENDED DECEMBER 31, 2000,
DECEMBER 31, 1999 AND DECEMBER 31, 1998, AND
INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

We have audited the accompanying statement of net assets of Lincoln Benefit Life Variable Life Account (the "Account") as of December 31, 2000 (including the assets of each of the individual sub-accounts which comprise the Account as disclosed in Note 1) and the related statements of operations and of changes in net assets for each of the periods in the three year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the Account's custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Lincoln Benefit Life Variable Life Account as of December 31, 2000 (including the assets of each of the individual sub-accounts which comprise the Account) and the results of operations for each of the individual sub-accounts and the changes in their net assets for each of the periods in the three year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 16, 2001

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2000
----------------------------------------------------------------------

($ and # of shares in thousands)

NET ASSETS
Allocation to Sub-Accounts investing in the Alger American
 Fund:
  Growth, 67 shares (cost $3,910)                             $  3,184
  Income and Growth, 148 shares (cost $2,134)                    1,962
  Leveraged AllCap, 91 shares (cost $4,425)                      3,543
  MidCap Growth, 111 shares (cost $3,554)                        3,409
  Small Capitalization, 64 shares (cost $2,188)                  1,510

Allocation to Sub-Accounts investing in the Janus Aspen
 Series:
  Flexible Income, 191 shares (cost $2,221)                      2,184
  Balanced, 741 shares (cost $17,600)                           18,012
  Growth, 1,550 shares (cost $43,515)                           41,040
  Aggressive Growth, 1,085 shares (cost $51,847)                39,382
  Worldwide Growth, 1,446 shares (cost $59,774)                 53,465

Allocation to Sub-Accounts investing in the IAI Retirement
 Funds, Inc.:
  Regional, 110 shares (cost $1,762)                             1,840
  Reserve, 16 shares (cost $162)                                   162
  Balanced, 46 shares (cost $656)                                  613

Allocation to Sub-Accounts investing in the Fidelity
 Variable Insurance Products Fund II:
  Asset Manager, 398 shares (cost $6,807)                        6,366
  Contrafund, 1,106 shares (cost $26,391)                       26,254
  Index 500, 68 shares (cost $10,824)                           10,241

Allocation to Sub-Accounts investing in the Fidelity
 Variable Insurance Products Fund:
  Money Market, 24,877 shares (cost $24,877)                    24,877
  Equity-Income, 1,215 shares (cost $28,718)                    31,018
  Growth, 896 shares (cost $40,526)                             39,116
  Overseas, 331 shares (cost $7,390)                             6,616

Allocation to Sub-Accounts investing in the Federated
 Insurance Management Series:
  High Income Bond Fund II, 414 shares (cost $4,125)             3,499
  Utility Fund II, 244 shares (cost $3,314)                      3,031
  U.S. Government Securities Fund II, 183 shares (cost
    $1,954)                                                      2,034

Allocation to Sub-Accounts investing in the Scudder Variable
 Life Investment Fund:
  Bond, 418 shares (cost $2,633)                                 2,835
  Balanced, 64 shares (cost $930)                                  862
  Growth and Income, 39 shares (cost $423)                         408
  Global Discovery, 64 shares (cost $831)                          746
  International, 44 shares (cost $716)                             630

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

DECEMBER 31, 2000
----------------------------------------------------------------------

($ and # of shares in thousands)

Allocation to Sub-Accounts investing in the Strong Variable
 Insurance Funds, Inc.:
  Discovery Fund II, 44 shares (cost $540)                    $    522
  Mid Cap Growth Fund II, 93 shares (cost $2,814)                2,210

Allocation to Sub-Account investing in the Strong
 Opportunity Fund II, Inc.:
  Opportunity Fund II, 43 shares (cost $1,119)                   1,039

Allocation to Sub-Account investing in the T. Rowe Price
 International Series, Inc.:
  International Stock, 39 shares (cost $672)                       592

Allocation to Sub-Account investing in the T. Rowe Price
 Equity Series, Inc.:
  New America Growth, 13 shares (cost $313)                        263
  Mid-Cap Growth, 82 shares (cost $1,483)                        1,502
  Equity Income, 29 shares (cost $540)                             565

Allocation to Sub-Accounts investing in the MFS Variable
 Insurance Trust:
  Growth with Income Series, 65 shares (cost $1,351)             1,362
  Research Series, 55 shares (cost $1,234)                       1,144
  Emerging Growth Series, 97 shares (cost $3,182)                2,784
  Total Return Series, 33 shares (cost $597)                       650
  New Discovery Series, 75 shares (cost $1,241)                  1,252
                                                              --------
    Net Assets                                                $342,724
                                                              ========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                      ALGER AMERICAN FUND SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                                   GROWTH                     INCOME AND GROWTH
                                                       ------------------------------   ------------------------------
                                                         2000       1999     1998 (A)     2000       1999     1998 (A)
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $  310     $   29     $    -     $  228     $    8     $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (21)         -          -        (10)         -          -
  Administrative expense                                   (13)         -          -         (9)         -          -
                                                        ------     ------     ------     ------     ------     ------
    Net investment income (loss)                           276         29          -        209          8          -
                                                        ------     ------     ------     ------     ------     ------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                    1,262        360         11        691        187          -
  Cost of investments sold                               1,213        353         11        658        175          -
                                                        ------     ------     ------     ------     ------     ------

    Net realized gains (losses)                             49          7          -         33         12          -

Change in unrealized gains (losses)                       (916)       188          2       (328)       155          1
                                                        ------     ------     ------     ------     ------     ------

    Net realized and unrealized gains (losses) on
      investments                                         (867)       195          2       (295)       167          1
                                                        ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                        $ (591)    $  224     $    2     $  (86)    $  175     $    1
                                                        ======     ======     ======     ======     ======     ======

(A)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                      ALGER AMERICAN FUND SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                              LEVERAGED ALLCAP                  MIDCAP GROWTH
                                                       ------------------------------   ------------------------------
                                                         2000       1999     1998 (A)     2000       1999     1998 (A)
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $   240     $    7          -     $  140     $    8     $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (21)         -          -        (13)         -          -
  Administrative expense                                   (14)         -          -        (13)         -          -
                                                       -------     ------     ------     ------     ------     ------
    Net investment income (loss)                           205          7          -        114          8          -
                                                       -------     ------     ------     ------     ------     ------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                    1,511        298          -      1,693        381          -
  Cost of investments sold                               1,455        283          -      1,713        380          -
                                                       -------     ------     ------     ------     ------     ------

    Net realized gains (losses)                             56         15          -        (20)         1          -

Change in unrealized gains (losses)                     (1,283)       401          -       (210)        65          -
                                                       -------     ------     ------     ------     ------     ------

    Net realized and unrealized gains (losses) on
      investments                                       (1,227)       416          -       (230)        66          -
                                                       -------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $(1,022)    $  423     $    -     $ (116)    $   74     $    -
                                                       =======     ======     ======     ======     ======     ======

(A)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                            ALGER AMERICAN FUND               JANUS ASPEN SERIES
                                                                SUB-ACCOUNTS                     SUB-ACCOUNTS
                                                       ------------------------------   ------------------------------
                                                            SMALL CAPITALIZATION               FLEXIBLE INCOME
                                                       ------------------------------   ------------------------------
                                                         2000       1999     1998 (A)     2000       1999       1998
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $  389     $   10     $    -     $  114     $  120     $   82
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                                (9)         -          -        (14)       (11)        (9)
  Administrative expense                                    (4)         -          -         (5)        (3)        (2)
                                                        ------     ------     ------     ------     ------     ------
    Net investment income (loss)                           376         10          -         95        106         71
                                                        ------     ------     ------     ------     ------     ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                      743        262         11        712      1,230        866
  Cost of investments sold                                 795        266         11        727      1,227        852
                                                        ------     ------     ------     ------     ------     ------

    Net realized gains (losses)                            (52)        (4)         -        (15)         3         14

Change in unrealized gains (losses)                       (792)       112          2         25        (88)        (1)
                                                        ------     ------     ------     ------     ------     ------

    Net realized and unrealized gains (losses) on
      investments                                         (844)       108          2         10        (85)        13
                                                        ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                        $ (468)    $  118     $    2     $  105     $   21     $   84
                                                        ======     ======     ======     ======     ======     ======

(A)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                       JANUS ASPEN SERIES SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                                  BALANCED                          GROWTH
                                                       ------------------------------   ------------------------------
                                                         2000       1999       1998       2000       1999       1998
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $ 1,914    $   292    $   265    $  3,430   $   198    $   820
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                              (119)       (77)       (56)       (301)     (175)       (93)
  Administrative expense                                   (39)       (20)        (9)       (102)      (48)       (23)
                                                       -------    -------    -------    --------   -------    -------
    Net investment income (loss)                         1,756        195        200       3,027       (25)       704
                                                       -------    -------    -------    --------   -------    -------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                    5,129     12,926      3,583      26,808    11,605      5,432
  Cost of investments sold                               4,603     11,793      3,294      22,820     9,578      5,026
                                                       -------    -------    -------    --------   -------    -------

    Net realized gains (losses)                            526      1,133        289       3,988     2,027        406

Change in unrealized gains (losses)                     (2,824)     1,562      1,313     (14,506)    7,860      3,161
                                                       -------    -------    -------    --------   -------    -------

    Net realized and unrealized gains (losses) on
      investments                                       (2,298)     2,695      1,602     (10,518)    9,887      3,567
                                                       -------    -------    -------    --------   -------    -------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $  (542)   $ 2,890    $ 1,802    $ (7,491)  $ 9,862    $ 4,271
                                                       =======    =======    =======    ========   =======    =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                       JANUS ASPEN SERIES SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                             AGGRESSIVE GROWTH                 WORLDWIDE GROWTH
                                                       ------------------------------   ------------------------------
                                                         2000       1999       1998       2000       1999       1998
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $  5,560   $   917    $     -    $  4,963   $    68    $   901
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (347)     (170)       (79)       (422)     (258)      (165)
  Administrative expense                                   (129)      (45)       (23)       (138)      (72)       (43)
                                                       --------   -------    -------    --------   -------    -------
    Net investment income (loss)                          5,084       702       (102)      4,403      (262)       693
                                                       --------   -------    -------    --------   -------    -------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                    45,775    46,018     14,012     132,958    36,596     25,446
  Cost of investments sold                               36,510    40,029     13,027     120,723    30,704     23,546
                                                       --------   -------    -------    --------   -------    -------

    Net realized gains (losses)                           9,265     5,989        985      12,235     5,892      1,900

Change in unrealized gains (losses)                     (32,896)   16,727      2,976     (26,185)   15,622      2,958
                                                       --------   -------    -------    --------   -------    -------

    Net realized and unrealized gains (losses) on
      investments                                       (23,631)   22,716      3,961     (13,950)   21,514      4,858
                                                       --------   -------    -------    --------   -------    -------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $(18,547)  $23,418    $ 3,859    $ (9,547)  $21,252    $ 5,551
                                                       ========   =======    =======    ========   =======    =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                   IAI RETIREMENT FUNDS, INC. SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                                  REGIONAL                         RESERVE
                                                       ------------------------------   ------------------------------
                                                         2000       1999       1998       2000       1999       1998
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $   433    $    46    $   152    $     9    $     6    $     8
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (18)       (18)       (19)        (1)        (2)        (1)
  Administrative expense                                    (6)        (6)        (6)         -          -          -
                                                       -------    -------    -------    -------    -------    -------
    Net investment income (loss)                           409         22        127          8          4          7
                                                       -------    -------    -------    -------    -------    -------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                    2,087        941        935         41        119        262
  Cost of investments sold                               1,974        907        918         42        119        263
                                                       -------    -------    -------    -------    -------    -------

    Net realized gains (losses)                            113         34         17         (1)         -         (1)

Change in unrealized gains (losses)                       (359)       357       (142)         2         (3)         2
                                                       -------    -------    -------    -------    -------    -------

    Net realized and unrealized gains (losses) on
      investments                                         (246)       391       (125)         1         (3)         1
                                                       -------    -------    -------    -------    -------    -------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $   163    $   413    $     2    $     9    $     1    $     8
                                                       =======    =======    =======    =======    =======    =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                               IAI RETIREMENT            FIDELITY VARIABLE INSURANCE
                                                          FUNDS, INC. SUB-ACCOUNTS      PRODUCTS FUND II SUB-ACCOUNTS
                                                       ------------------------------   ------------------------------
                                                                  BALANCED                      ASSET MANAGER
                                                       ------------------------------   ------------------------------
                                                         2000       1999       1998       2000       1999       1998
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $   92     $   44     $   13     $  707     $  412     $  507
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                                (5)        (5)        (4)       (46)       (40)       (33)
  Administrative expense                                    (2)        (2)        (1)       (14)       (12)        (9)
                                                        ------     ------     ------     ------     ------     ------
    Net investment income (loss)                            85         37          8        647        360        465
                                                        ------     ------     ------     ------     ------     ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                      408        210        205      1,472      1,391      9,811
  Cost of investments sold                                 412        196        193      1,498      1,345      9,652
                                                        ------     ------     ------     ------     ------     ------

    Net realized gains (losses)                             (4)        14         12        (26)        46        159

Change in unrealized gains (losses)                        (92)       (26)        35       (945)       178         55
                                                        ------     ------     ------     ------     ------     ------

    Net realized and unrealized gains (losses) on
      investments                                          (96)       (12)        47       (971)       224        214
                                                        ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                        $  (11)    $   25     $   55     $ (324)    $  584     $  679
                                                        ======     ======     ======     ======     ======     ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                          FIDELITY VARIABLE INSURANCE PRODUCTS FUND II SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                                 CONTRAFUND                       INDEX 500
                                                       ------------------------------   ------------------------------
                                                         2000       1999       1998       2000       1999     1998 (A)
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $ 3,089    $   621    $   414    $    83    $     4    $     -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                              (178)      (120)       (67)       (60)         -          -
  Administrative expense                                   (56)       (33)       (18)       (46)         -          -
                                                       -------    -------    -------    -------    -------    -------
    Net investment income (loss)                         2,855        468        329        (23)         4          -
                                                       -------    -------    -------    -------    -------    -------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                    6,040      6,670     13,181      3,241      1,270         13
  Cost of investments sold                               5,696      5,808     12,650      3,212      1,248         13
                                                       -------    -------    -------    -------    -------    -------

    Net realized gains (losses)                            344        862        531         29         22          -

Change in unrealized gains (losses)                     (5,114)     2,620      1,875     (1,053)       467          3
                                                       -------    -------    -------    -------    -------    -------

    Net realized and unrealized gains (losses) on
      investments                                       (4,770)     3,482      2,406     (1,024)       489          3
                                                       -------    -------    -------    -------    -------    -------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $(1,915)   $ 3,950    $ 2,735    $(1,047)   $   493    $     3
                                                       =======    =======    =======    =======    =======    =======

(A)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                           FIDELITY VARIABLE INSURANCE PRODUCTS FUND SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                                MONEY MARKET                    EQUITY-INCOME
                                                       ------------------------------   ------------------------------
                                                         2000       1999       1998       2000       1999       1998
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $  1,207   $    721   $    480   $ 2,157    $ 1,128    $ 1,066
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (142)       (87)       (63)     (195)      (177)      (138)
  Administrative expense                                    (69)       (27)       (14)      (60)       (52)       (35)
                                                       --------   --------   --------   -------    -------    -------
    Net investment income (loss)                            996        607        403     1,902        899        893
                                                       --------   --------   --------   -------    -------    -------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                   259,814    174,163    149,121    12,222     10,696     11,949
  Cost of investments sold                              259,814    174,163    149,121    12,329      9,829     11,196
                                                       --------   --------   --------   -------    -------    -------

    Net realized gains (losses)                               -          -          -      (107)       867        753

Change in unrealized gains (losses)                           -          -          -       295       (526)       335
                                                       --------   --------   --------   -------    -------    -------

    Net realized and unrealized gains
      (losses) on investments                                 -          -          -       188        341      1,088
                                                       --------   --------   --------   -------    -------    -------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $    996   $    607   $    403   $ 2,090    $ 1,240    $ 1,981
                                                       ========   ========   ========   =======    =======    =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                           FIDELITY VARIABLE INSURANCE PRODUCTS FUND SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                                   GROWTH                          OVERSEAS
                                                       ------------------------------   ------------------------------
                                                         2000       1999       1998       2000       1999       1998
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $  4,227   $ 2,758    $ 1,768    $ 1,044    $   289    $   400
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (289)     (198)      (121)       (53)       (46)       (38)
  Administrative expense                                    (96)      (55)       (33)       (19)       (13)       (11)
                                                       --------   -------    -------    -------    -------    -------
    Net investment income (loss)                          3,842     2,505      1,614        972        230        351
                                                       --------   -------    -------    -------    -------    -------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                    25,031    20,878     12,013     45,203     49,566     41,560
  Cost of investments sold                               22,708    18,675     11,255     44,944     49,039     41,063
                                                       --------   -------    -------    -------    -------    -------

    Net realized gains (losses)                           2,323     2,203        758        259        527        497

Change in unrealized gains (losses)                     (11,487)    4,806      3,446     (2,567)     1,671        125
                                                       --------   -------    -------    -------    -------    -------

    Net realized and unrealized gains
      (losses) on investments                            (9,164)    7,009      4,204     (2,308)     2,198        622
                                                       --------   -------    -------    -------    -------    -------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $ (5,322)  $ 9,514    $ 5,818    $(1,336)   $ 2,428    $   973
                                                       ========   =======    =======    =======    =======    =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                             FEDERATED INSURANCE MANAGEMENT SERIES SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                          HIGH INCOME BOND FUND II             UTILITY FUND II
                                                       ------------------------------   ------------------------------
                                                         2000       1999       1998       2000       1999       1998
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $  340    $   341     $   82     $  148     $  185     $  108
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (27)       (26)       (21)       (21)       (19)       (13)
  Administrative expense                                   (11)        (8)        (5)        (6)        (5)        (4)
                                                        ------    -------     ------     ------     ------     ------
    Net investment income (loss)                           302        307         56        121        161         91
                                                        ------    -------     ------     ------     ------     ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                    6,888     14,445      6,227        986      1,183        730
  Cost of investments sold                               7,103     14,545      6,160        983      1,120        675
                                                        ------    -------     ------     ------     ------     ------

    Net realized gains (losses)                           (215)      (100)        67          3         63         55

Change in unrealized gains (losses)                       (477)      (167)       (69)      (422)      (201)       120
                                                        ------    -------     ------     ------     ------     ------

    Net realized and unrealized gains
      (losses) on investments                             (692)      (267)        (2)      (419)      (138)       175
                                                        ------    -------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                        $ (390)   $    40     $   54     $ (298)    $   23     $  266
                                                        ======    =======     ======     ======     ======     ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                            FEDERATED INSURANCE
                                                                 MANAGEMENT                 SCUDDER VARIABLE LIFE
                                                            SERIES SUB-ACCOUNTS          INVESTMENT FUND SUB-ACCOUNTS
                                                       ------------------------------   ------------------------------
                                                         U.S. GOVERNMENT SECURITIES
                                                                  FUND II                            BOND
                                                       ------------------------------   ------------------------------
                                                         2000       1999       1998       2000       1999       1998
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $   61     $   52     $   10     $   91     $   41     $   36
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (10)        (9)        (7)       (15)        (6)        (4)
  Administrative expense                                    (4)        (2)        (1)        (4)        (2)        (1)
                                                        ------     ------     ------     ------     ------     ------
    Net investment income (loss)                            47         41          2         72         33         31
                                                        ------     ------     ------     ------     ------     ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                    1,851      1,171      2,309        724        804        654
  Cost of investments sold                               1,875      1,168      2,281        728        812        722
                                                        ------     ------     ------     ------     ------     ------

    Net realized gains (losses)                            (24)         3         28         (4)        (8)       (68)

Change in unrealized gains (losses)                        107        (63)        26        146        (42)        69
                                                        ------     ------     ------     ------     ------     ------

    Net realized and unrealized gains
      (losses) on investments                               83        (60)        54        142        (50)         1
                                                        ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                        $  130     $  (19)    $   56     $  214     $  (17)    $   32
                                                        ======     ======     ======     ======     ======     ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                             SCUDDER VARIABLE LIFE INVESTMENT FUND SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                                  BALANCED                    GROWTH AND INCOME
                                                       ------------------------------   ------------------------------
                                                         2000       1999     1998 (a)     2000       1999     1998 (a)
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $   76     $    2     $    -     $    7     $    1     $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                                (5)         -          -         (2)         -          -
  Administrative expense                                    (1)         -          -         (1)         -          -
                                                        ------     ------     ------     ------     ------     ------
    Net investment income (loss)                            70          2          -          4          1          -
                                                        ------     ------     ------     ------     ------     ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                      147        125          -         77         40          -
  Cost of investments sold                                 147        125          -         78         40          -
                                                        ------     ------     ------     ------     ------     ------

    Net realized gains (losses)                              -          -          -         (1)         -          -

Change in unrealized gains (losses)                        (96)        28          -        (17)         2          -
                                                        ------     ------     ------     ------     ------     ------

    Net realized and unrealized gains
      (losses) on investments                              (96)        28          -        (18)         2          -
                                                        ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                        $  (26)    $   30     $    -     $  (14)    $    3     $    -
                                                        ======     ======     ======     ======     ======     ======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                             SCUDDER VARIABLE LIFE INVESTMENT FUND SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                              GLOBAL DISCOVERY                  INTERNATIONAL
                                                       ------------------------------   ------------------------------
                                                         2000       1999     1998 (a)     2000       1999     1998 (a)
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $   23     $    -     $    -     $   35     $    4     $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                                (3)         -          -         (3)         -          -
  Administrative expense                                    (3)         -          -        (10)         -          -
                                                        ------     ------     ------     ------     ------     ------
    Net investment income (loss)                            17          -          -         22          4          -
                                                        ------     ------     ------     ------     ------     ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                      605         98          -        284        250          -
  Cost of investments sold                                 603        108          -        277        257          -
                                                        ------     ------     ------     ------     ------     ------

    Net realized gains (losses)                              2        (10)         -          7         (7)         -

Change in unrealized gains (losses)                       (111)        26          -       (142)        56          -
                                                        ------     ------     ------     ------     ------     ------

    Net realized and unrealized gains
      (losses) on investments                             (109)        16          -       (135)        49          -
                                                        ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                        $  (92)    $   16     $    -     $ (113)    $   53     $    -
                                                        ======     ======     ======     ======     ======     ======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                             STRONG VARIABLE INSURANCE FUNDS, INC. SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                             DISCOVERY FUND II              MID CAP GROWTH FUND II
                                                       ------------------------------   ------------------------------
                                                         2000       1999     1998 (a)     2000       1999     1998 (a)
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $    -     $    -     $    -     $  162     $    -     $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                                (1)         -          -        (11)         -          -
  Administrative expense                                    (1)         -          -        (11)         -          -
                                                        ------     ------     ------     ------     ------     ------
    Net investment income (loss)                            (2)         -          -        140          -          -
                                                        ------     ------     ------     ------     ------     ------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                      225         55          -      6,306      1,495          -
  Cost of investments sold                                 221         55          -      6,229      1,464          -
                                                        ------     ------     ------     ------     ------     ------

    Net realized gains (losses)                              4          -          -         77         31          -

Change in unrealized gains (losses)                        (28)        10          -       (779)       175          -
                                                        ------     ------     ------     ------     ------     ------

    Net realized and unrealized gains (losses) on
      investments                                          (24)        10          -       (702)       206          -
                                                        ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS       $  (26)    $   10     $    -     $ (562)    $  206     $    -
                                                        ======     ======     ======     ======     ======     ======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                       STRONG OPPORTUNITY FUND II, INC.     T. ROWE PRICE INTERNATIONAL
                                                                  SUB-ACCOUNT                SERIES, INC. SUB-ACCOUNTS
                                                       ---------------------------------   ------------------------------
                                                              OPPORTUNITY FUND II               INTERNATIONAL STOCK
                                                       ---------------------------------   ------------------------------
                                                         2000        1999      1998 (a)      2000       1999     1998 (a)
                                                       ---------   ---------   ---------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $  121      $    1      $    -      $   20     $    2     $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                                (4)          -           -          (3)         -          -
  Administrative expense                                    (6)          -           -          (1)         -          -
                                                        ------      ------      ------      ------     ------     ------
    Net investment income (loss)                           111           1           -          16          2          -
                                                        ------      ------      ------      ------     ------     ------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                      309          84           -         400        143          -
  Cost of investments sold                                 297          84           -         388        146          -
                                                        ------      ------      ------      ------     ------     ------

    Net realized gains (losses)                             12           -           -          12         (3)         -

Change in unrealized gains (losses)                       (105)         25           -        (108)        28          -
                                                        ------      ------      ------      ------     ------     ------

    Net realized and unrealized gains (losses) on
      investments                                          (93)         25           -         (96)        25          -
                                                        ------      ------      ------      ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS       $   18      $   26      $    -      $  (80)    $   27     $    -
                                                        ======      ======      ======      ======     ======     ======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                               T. ROWE PRICE EQUITY SERIES, INC. SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                             NEW AMERICA GROWTH                 MID-CAP GROWTH
                                                       ------------------------------   ------------------------------
                                                         2000       1999     1998 (a)     2000       1999     1998 (a)
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $   29     $    5     $    -     $   24     $    3     $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                                (1)         -          -         (5)         -          -
  Administrative expense                                    (1)         -          -         (2)         -          -
                                                        ------     ------     ------     ------     ------     ------
    Net investment income (loss)                            27          5          -         17          3          -
                                                        ------     ------     ------     ------     ------     ------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                       61         29          -      1,155         29          -
  Cost of investments sold                                  60         30          -      1,155         30          -
                                                        ------     ------     ------     ------     ------     ------

    Net realized gains (losses)                              1         (1)         -          -         (1)         -

Change in unrealized gains (losses)                        (54)         4          -        (22)        41          -
                                                        ------     ------     ------     ------     ------     ------

    Net realized and unrealized gains
      (losses) on investments                              (53)         3          -        (22)        40          -
                                                        ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                        $  (26)    $    8     $    -     $   (5)    $   43     $    -
                                                        ======     ======     ======     ======     ======     ======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                            T. ROWE PRICE EQUITY                 MFS VARIABLE
                                                         SERIES, INC. SUB-ACCOUNTS       INSURANCE TRUST SUB-ACCOUNTS
                                                       ------------------------------   ------------------------------
                                                               EQUITY INCOME              GROWTH WITH INCOME SERIES
                                                       ------------------------------   ------------------------------
                                                         2000       1999     1998 (a)     2000       1999     1998 (a)
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $   36     $   10     $    -     $   13     $    1     $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                                (3)         -          -         (8)         -          -
  Administrative expense                                    (2)         -          -         (4)         -          -
                                                        ------     ------     ------     ------     ------     ------
    Net investment income (loss)                            31         10          -          1          1          -
                                                        ------     ------     ------     ------     ------     ------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                      644        110          -        740        176          -
  Cost of investments sold                                 642        108          -        736        175          -
                                                        ------     ------     ------     ------     ------     ------

    Net realized gains (losses)                              2          2          -          4          1          -

Change in unrealized gains (losses)                         38        (13)         -         (8)        19          -
                                                        ------     ------     ------     ------     ------     ------

    Net realized and unrealized gains
      (losses) on investments                               40        (11)         -         (4)        20          -
                                                        ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS       $   71     $   (1)    $    -     $   (3)    $   21     $    -
                                                        ======     ======     ======     ======     ======     ======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                              MFS VARIABLE INSURANCE TRUST SUB-ACCOUNTS
                                                       -------------------------------------------------------
                                                            RESEARCH SERIES           EMERGING GROWTH SERIES
                                                       --------------------------   --------------------------
                                                        2000     1999    1998 (a)    2000     1999    1998 (a)
                                                       ------   ------   --------   ------   ------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $   37   $    1    $    -    $   72   $    -    $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (6)       -         -       (14)       -         -
  Administrative expense                                   (2)       -         -       (23)       -         -
                                                       ------   ------    ------    ------   ------    ------
    Net investment income (loss)                           29        1         -        35        -         -
                                                       ------   ------    ------    ------   ------    ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                     201      144         -       980      235         -
  Cost of investments sold                                196      142         -       945      219         -
                                                       ------   ------    ------    ------   ------    ------

    Net realized gains (losses)                             5        2         -        35       16         -

Change in unrealized gains (losses)                      (136)      46         -      (644)     246         -
                                                       ------   ------    ------    ------   ------    ------

    Net realized and unrealized gains
      (losses) on investments                            (131)      48         -      (609)     262         -
                                                       ------   ------    ------    ------   ------    ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $ (102)  $   49    $    -    $ (574)  $  262    $    -
                                                       ======   ======    ======    ======   ======    ======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                              MFS VARIABLE INSURANCE TRUST SUB-ACCOUNTS
                                                       -------------------------------------------------------
                                                          TOTAL RETURN SERIES          NEW DISCOVERY SERIES
                                                       --------------------------   --------------------------
                                                        2000     1999    1998 (a)    2000     1999    1998 (a)
                                                       ------   ------   --------   ------   ------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $   15   $    3    $    -    $   10   $   11    $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (3)       -         -        (6)       -         -
  Administrative expense                                   (1)       -         -        (5)       -         -
                                                       ------   ------    ------    ------   ------    ------
    Net investment income (loss)                           11        3         -        (1)      11         -
                                                       ------   ------    ------    ------   ------    ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                     228       54         3     2,151      781         -
  Cost of investments sold                                226       55         3     2,071      815         -
                                                       ------   ------    ------    ------   ------    ------

    Net realized gains (losses)                             2       (1)        -        80      (34)        -

Change in unrealized gains (losses)                        55       (3)        1      (147)     158         -
                                                       ------   ------    ------    ------   ------    ------

    Net realized and unrealized gains
      (losses) on investments                              57       (4)        1       (67)     124         -
                                                       ------   ------    ------    ------   ------    ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $   68   $   (1)   $    1    $  (68)  $  135    $    -
                                                       ======   ======    ======    ======   ======    ======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                    ALGER AMERICAN FUND SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                                 GROWTH                     INCOME AND GROWTH
                                                     ------------------------------   ------------------------------
                                                       2000       1999     1998 (a)     2000       1999     1998 (a)
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)                          $  276     $   29     $    -     $  209     $    8     $    -
Net realized gains (losses)                               49          7          -         33         12          -
Change in unrealized gains (losses)                     (916)       188          2       (328)       155          1
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                        (591)       224          2        (86)       175          1
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits                                               2,292      1,133          7      1,131        408          3
Payments on termination                                  (19)         -          -        (10)         -          -
Cost of Insurance                                       (186)       (55)         -        (89)       (27)         -
Loans - net                                               (1)         -          -          -          -          -
Transfers among the sub-accounts
 and with the Fixed Account - net                        201        170          7        258        186         12
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS                             2,287      1,248         14      1,290        567         15
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS                      1,696      1,472         16      1,204        742         16

NET ASSETS AT BEGINNING OF PERIOD                      1,488         16          -        758         16          -
                                                      ------     ------     ------     ------     ------     ------

NET ASSETS AT END OF PERIOD                           $3,184     $1,488     $   16     $1,962     $  758     $   16
                                                      ======     ======     ======     ======     ======     ======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                    ALGER AMERICAN FUND SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                            LEVERAGED ALLCAP                  MIDCAP GROWTH
                                                     ------------------------------   ------------------------------
                                                       2000       1999     1998 (a)     2000       1999     1998 (a)
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)                         $   205     $    7     $    -     $  114     $    8     $    -
Net realized gains (losses)                               56         15          -        (20)         1          -
Change in unrealized gains (losses)                   (1,283)       401          -       (210)        65          -
                                                     -------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS     (1,022)       423          -       (116)        74          -
                                                     -------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits                                               3,077        954          -      2,100        419          -
Payments on termination                                  (35)         -          -        (26)        (1)         -
Cost of Insurance                                       (193)       (38)         -       (123)       (21)         -
Loans - net                                                -          -          -          -          -          -
Transfers among the sub-accounts and with the Fixed
 Account - net                                            43        334          -      1,055         45          3
                                                     -------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS                             2,892      1,250          -      3,006        442          3
                                                     -------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS                      1,870      1,673          -      2,890        516          3

NET ASSETS AT BEGINNING OF PERIOD                      1,673          -          -        519          3          -
                                                     -------     ------     ------     ------     ------     ------

NET ASSETS AT END OF PERIOD                          $ 3,543     $1,673     $    -     $3,409     $  519     $    3
                                                     =======     ======     ======     ======     ======     ======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                        ALGER AMERICAN FUND         JANUS ASPEN SERIES
                                                           SUB-ACCOUNTS                SUB-ACCOUNTS
                                                     -------------------------   ------------------------
                                                       SMALL CAPITALIZATION          FLEXIBLE INCOME
                                                     -------------------------   ------------------------
                                                      2000     1999    1998(a)    2000     1999     1998
                                                     ------   ------   -------   ------   ------   ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $  376   $   10   $    -    $   95   $  106   $   71
Net realized gains (losses)                             (52)      (4)       -       (15)       3       14
Change in unrealized gains (losses)                    (792)     112        2        25      (88)      (1)
                                                     ------   ------   ------    ------   ------   ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS      (468)     118        2       105       21       84
                                                     ------   ------   ------    ------   ------   ------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                              1,443      359        4       428      668      107
Payments on termination                                  (4)       -        -       (62)     (67)      (7)
Cost of Insurance                                       (85)     (18)       -      (101)     (88)     (55)
Loans - net                                               -        -        -        46      (16)     (81)
Transfers among the sub-accounts
 and with the Fixed Account - net                       117       36        6       (80)    (339)     724
                                                     ------   ------   ------    ------   ------   ------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS                            1,471      377       10       231      158      688
                                                     ------   ------   ------    ------   ------   ------

INCREASE (DECREASE) IN NET ASSETS                     1,003      495       12       336      179      772

NET ASSETS AT BEGINNING OF PERIOD                       507       12        -     1,848    1,669      897
                                                     ------   ------   ------    ------   ------   ------

NET ASSETS AT END OF PERIOD                          $1,510   $  507   $   12    $2,184   $1,848   $1,669
                                                     ======   ======   ======    ======   ======   ======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                  JANUS ASPEN SERIES SUB-ACCOUNTS
                                                     ---------------------------------------------------------
                                                              BALANCED                       GROWTH
                                                     --------------------------   ----------------------------
                                                      2000      1999      1998      2000      1999      1998
                                                     -------   -------   ------   --------   -------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $ 1,756   $   195   $  200   $  3,027   $   (25)  $   704
Net realized gains (losses)                              526     1,133      289      3,988     2,027       406
Change in unrealized gains (losses)                   (2,824)    1,562    1,313    (14,506)    7,860     3,161
                                                     -------   -------   ------   --------   -------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS       (542)    2,890    1,802     (7,491)    9,862     4,271
                                                     -------   -------   ------   --------   -------   -------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                               4,718     3,966    1,270     12,228     7,439     2,626
Payments on termination                               (1,169)     (299)     (63)    (1,533)     (706)     (252)
Cost of Insurance                                       (937)     (675)    (361)    (2,118)   (1,402)     (879)
Loans - net                                             (312)     (112)     (85)      (588)     (425)     (298)
Transfers among the sub-accounts and with the Fixed
 Account - net                                           801       340    3,291      4,220     2,467     4,529
                                                     -------   -------   ------   --------   -------   -------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                          3,101     3,220    4,052     12,209     7,373     5,726
                                                     -------   -------   ------   --------   -------   -------

INCREASE (DECREASE) IN NET ASSETS                      2,559     6,110    5,854      4,718    17,235     9,997

NET ASSETS AT BEGINNING OF PERIOD                     15,453     9,343    3,489     36,322    19,087     9,090
                                                     -------   -------   ------   --------   -------   -------

NET ASSETS AT END OF PERIOD                          $18,012   $15,453   $9,343   $ 41,040   $36,322   $19,087
                                                     =======   =======   ======   ========   =======   =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                     JANUS ASPEN SERIES SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                           AGGRESSIVE GROWTH                 WORLDWIDE GROWTH
                                                     ------------------------------   ------------------------------
                                                       2000       1999       1998       2000       1999       1998
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $  5,084   $   702    $  (102)   $  4,403   $  (262)   $   693
Net realized gains (losses)                             9,265     5,989        985      12,235     5,892      1,900
Change in unrealized gains (losses)                   (32,896)   16,727      2,976     (26,185)   15,622      2,958
                                                     --------   -------    -------    --------   -------    -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS     (18,547)   23,418      3,859      (9,547)   21,252      5,551
                                                     --------   -------    -------    --------   -------    -------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                               14,214     5,981      2,380      13,522     8,715      4,307
Payments on termination                                (1,314)     (528)      (248)     (1,731)     (789)      (428)
Cost of Insurance                                      (2,348)   (1,277)      (840)     (2,706)   (1,965)    (1,444)
Loans - net                                              (818)     (752)      (165)     (1,010)   (1,253)      (562)
Transfers among the sub-accounts and with the Fixed
 Account - net                                          3,333     1,851      2,191       1,103    (2,098)     5,862
                                                     --------   -------    -------    --------   -------    -------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                          13,067     5,275      3,318       9,178     2,610      7,735
                                                     --------   -------    -------    --------   -------    -------

INCREASE (DECREASE) IN NET ASSETS                      (5,480)   28,693      7,177        (369)   23,862     13,286

NET ASSETS AT BEGINNING OF PERIOD                      44,862    16,169      8,992      53,834    29,972     16,686
                                                     --------   -------    -------    --------   -------    -------

NET ASSETS AT END OF PERIOD                          $ 39,382   $44,862    $16,169    $ 53,465   $53,834    $29,972
                                                     ========   =======    =======    ========   =======    =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                 IAI RETIREMENT FUNDS, INC. SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                                REGIONAL                         RESERVE
                                                     ------------------------------   ------------------------------
                                                       2000       1999       1998       2000       1999       1998
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $   409     $   22     $  127     $    8     $    4     $    7
Net realized gains (losses)                              113         34         17         (1)         -         (1)
Change in unrealized gains (losses)                     (359)       357       (142)         2         (3)         2
                                                     -------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        163        413          2          9          1          8
                                                     -------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                 311        451        525          4         69          7
Payments on termination                                  (64)       (43)       (35)         -         (5)         -
Cost of Insurance                                       (121)      (149)      (195)        (8)        (7)        (6)
Loans - net                                              (41)       (17)       (36)         -          1          -
Transfers among the sub-accounts and with the Fixed
 Account - net                                        (1,171)      (648)      (208)       (29)       (14)       (67)
                                                     -------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                         (1,086)      (406)        51        (33)        44        (66)
                                                     -------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS                       (923)         7         53        (24)        45        (58)

NET ASSETS AT BEGINNING OF PERIOD                      2,763      2,756      2,703        186        141        199
                                                     -------     ------     ------     ------     ------     ------

NET ASSETS AT END OF PERIOD                          $ 1,840     $2,763     $2,756     $  162     $  186     $  141
                                                     =======     ======     ======     ======     ======     ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                       IAI RETIREMENT FUNDS, INC.      FIDELITY VARIABLE INSURANCE
                                                              SUB-ACCOUNTS            PRODUCTS FUND II SUB-ACCOUNTS
                                                     ------------------------------   ------------------------------
                                                                BALANCED                      ASSET MANAGER
                                                     ------------------------------   ------------------------------
                                                       2000       1999       1998       2000       1999       1998
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                          $   85     $   37     $    8     $  647     $  360     $  465
Net realized gains (losses)                               (4)        14         12        (26)        46        159
Change in unrealized gains (losses)                      (92)       (26)        35       (945)       178         55
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (11)        25         55       (324)       584        679
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                 102        203         90      1,064      1,282        765
Payments on termination                                  (22)       (31)        (2)      (141)      (100)      (123)
Cost of Insurance                                        (42)       (41)       (33)      (316)      (294)      (263)
Loans - net                                               (4)       (15)        (8)      (117)       (41)       (54)
Transfers among the sub-accounts and with the Fixed
 Account - net                                          (285)        56        193       (325)      (306)       511
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                           (251)       172        240        165        541        836
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS                       (262)       197        295       (159)     1,125      1,515

NET ASSETS AT BEGINNING OF PERIOD                        875        678        383      6,525      5,400      3,885
                                                      ------     ------     ------     ------     ------     ------

NET ASSETS AT END OF PERIOD                           $  613     $  875     $  678     $6,366     $6,525     $5,400
                                                      ======     ======     ======     ======     ======     ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                        FIDELITY VARIABLE INSURANCE PRODUCTS FUND II SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                               CONTRAFUND                       INDEX 500
                                                     ------------------------------   ------------------------------
                                                       2000       1999       1998       2000       1999     1998 (a)
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $ 2,855    $   468    $   329    $   (23)   $     4    $     -
Net realized gains (losses)                              344        862        531         29         22          -
Change in unrealized gains (losses)                   (5,114)     2,620      1,875     (1,053)       467          3
                                                     -------    -------    -------    -------    -------    -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS     (1,915)     3,950      2,735     (1,047)       493          3
                                                     -------    -------    -------    -------    -------    -------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                               6,855      6,010      2,307      6,361      4,434         20
Payments on termination                                 (958)      (415)       (95)       (81)       (13)         -
Cost of Insurance                                     (1,442)    (1,107)      (673)      (518)      (187)         -
Loans - net                                             (259)      (166)      (338)        (1)         -          -
Transfers among the sub-accounts and with the Fixed
 Account - net                                         1,705       (389)     3,545        102        657         18
                                                     -------    -------    -------    -------    -------    -------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                          5,901      3,933      4,746      5,863      4,891         38
                                                     -------    -------    -------    -------    -------    -------

INCREASE (DECREASE) IN NET ASSETS                      3,986      7,883      7,481      4,816      5,384         41

NET ASSETS AT BEGINNING OF PERIOD                     22,268     14,385      6,904      5,425         41          -
                                                     -------    -------    -------    -------    -------    -------

NET ASSETS AT END OF PERIOD                          $26,254    $22,268    $14,385    $10,241    $ 5,425    $    41
                                                     =======    =======    =======    =======    =======    =======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                         FIDELITY VARIABLE INSURANCE PRODUCTS FUND SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                              MONEY MARKET                    EQUITY-INCOME
                                                     ------------------------------   ------------------------------
                                                       2000       1999       1998       2000       1999       1998
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $    996   $   607    $    403   $ 1,902    $   899    $   893
Net realized gains (losses)                                 -         -           -      (107)       867        753
Change in unrealized gains (losses)                         -         -           -       295       (526)       335
                                                     --------   -------    --------   -------    -------    -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS         996       607         403     2,090      1,240      1,981
                                                     --------   -------    --------   -------    -------    -------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                               17,108    17,060      38,647     5,081      5,782      3,505
Payments on termination                                  (978)   (1,171)       (100)     (500)      (857)      (395)
Cost of Insurance                                        (914)     (814)       (729)   (1,398)    (1,426)    (1,219)
Loans - net                                              (880)     (436)       (458)     (264)      (273)      (551)
Transfers among the sub-accounts and with the Fixed
 Account - net                                        (14,424)     (444)    (33,765)     (914)    (1,106)     4,082
                                                     --------   -------    --------   -------    -------    -------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                             (88)   14,195       3,595     2,005      2,120      5,422
                                                     --------   -------    --------   -------    -------    -------

INCREASE (DECREASE) IN NET ASSETS                         908    14,802       3,998     4,095      3,360      7,403

NET ASSETS AT BEGINNING OF PERIOD                      23,969     9,167       5,169    26,923     23,563     16,160
                                                     --------   -------    --------   -------    -------    -------

NET ASSETS AT END OF PERIOD                          $ 24,877   $23,969    $  9,167   $31,018    $26,923    $23,563
                                                     ========   =======    ========   =======    =======    =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                         FIDELITY VARIABLE INSURANCE PRODUCTS FUND SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                                 GROWTH                          OVERSEAS
                                                     ------------------------------   ------------------------------
                                                       2000       1999       1998       2000       1999       1998
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $  3,842   $ 2,505    $ 1,614    $   972    $   230     $  351
Net realized gains (losses)                             2,323     2,203        758        259        527        497
Change in unrealized gains (losses)                   (11,487)    4,806      3,446     (2,567)     1,671        125
                                                     --------   -------    -------    -------    -------     ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS      (5,322)    9,514      5,818     (1,336)     2,428        973
                                                     --------   -------    -------    -------    -------     ------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                8,720     7,309      3,241      1,691      1,047        824
Payments on termination                                (1,163)   (1,101)      (354)      (177)      (347)      (125)
Cost of Insurance                                      (2,060)   (1,624)    (1,181)      (347)      (332)      (326)
Loans - net                                              (731)     (464)      (400)       (79)       (68)       (72)
Transfers among the sub-accounts and with the Fixed
 Account - net                                          1,700       458      4,386       (761)    (2,405)       774
                                                     --------   -------    -------    -------    -------     ------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                           6,466     4,578      5,692        327     (2,105)     1,075
                                                     --------   -------    -------    -------    -------     ------

INCREASE (DECREASE) IN NET ASSETS                       1,144    14,092     11,510     (1,009)       323      2,048

NET ASSETS AT BEGINNING OF PERIOD                      37,972    23,880     12,370      7,625      7,302      5,254
                                                     --------   -------    -------    -------    -------     ------

NET ASSETS AT END OF PERIOD                          $ 39,116   $37,972    $23,880    $ 6,616    $ 7,625     $7,302
                                                     ========   =======    =======    =======    =======     ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                           FEDERATED INSURANCE MANAGEMENT SERIES SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                        HIGH INCOME BOND FUND II             UTILITY FUND II
                                                     ------------------------------   ------------------------------
                                                       2000       1999       1998       2000       1999       1998
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)                          $  302     $  307     $   56     $  121     $  161     $   91
Net realized gains (losses)                             (215)      (100)        67          3         63         55
Change in unrealized gains (losses)                     (477)      (167)       (69)      (422)      (201)       120
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS       (390)        40         54       (298)        23        266
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits                                                 748        960        519        578        761        183
Payments on termination                                 (201)       (65)       (59)       (75)       (95)       (48)
Cost of Insurance                                       (177)      (213)      (173)      (149)      (129)       (94)
Loans - net                                              (26)       (54)       (41)       (38)        (8)       (68)
Transfers among the sub-accounts
 and with the Fixed Account - net                       (345)      (438)     1,275        (33)       (77)       966
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS                                (1)       190      1,521        283        452        939
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS                       (391)       230      1,575        (15)       475      1,205

NET ASSETS AT BEGINNING OF PERIOD                      3,890      3,660      2,085      3,046      2,571      1,366
                                                      ------     ------     ------     ------     ------     ------

NET ASSETS AT END OF PERIOD                           $3,499     $3,890     $3,660     $3,031     $3,046     $2,571
                                                      ======     ======     ======     ======     ======     ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                          FEDERATED INSURANCE             SCUDDER VARIABLE LIFE
                                                               MANAGEMENT                       INVESTMENT
                                                          SERIES SUB-ACCOUNTS               FUND SUB-ACCOUNTS
                                                     ------------------------------   ------------------------------
                                                       U.S. GOVERNMENT SECURITIES
                                                                FUND II                            BOND
                                                     ------------------------------   ------------------------------
                                                       2000       1999       1998       2000       1999       1998
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)                          $   47     $   41     $    2     $   72     $   33     $   31
Net realized gains (losses)                              (24)         3         28         (4)        (8)       (68)
Change in unrealized gains (losses)                      107        (63)        26        146        (42)        69
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                         130        (19)        56        214        (17)        32
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits                                                 306        314        115        771        802        125
Payments on termination                                   (8)       (53)       (30)       (12)       (13)       (35)
Cost of Insurance                                        (77)       (67)       (47)      (110)       (75)       (55)
Loans - net                                               (1)       (15)       (18)       (29)       (18)        (4)
Transfers among the sub-accounts
 and with the Fixed Account - net                        234         58        871        531         61        120
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS                               454        237        891      1,151        757        151
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS                        584        218        947      1,365        740        183

NET ASSETS AT BEGINNING OF PERIOD                      1,450      1,232        285      1,470        730        547
                                                      ------     ------     ------     ------     ------     ------

NET ASSETS AT END OF PERIOD                           $2,034     $1,450     $1,232     $2,835     $1,470     $  730
                                                      ======     ======     ======     ======     ======     ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                           SCUDDER VARIABLE LIFE INVESTMENT FUND SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                                BALANCED                    GROWTH AND INCOME
                                                     ------------------------------   ------------------------------
                                                       2000       1999     1998 (a)     2000       1999     1998 (a)
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                          $   70     $    2     $    -     $    4     $    1     $    -
Net realized gains (losses)                                -          -          -         (1)         -          -
Change in unrealized gains (losses)                      (96)        28          -        (17)         2          -
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (26)        30          -        (14)         3          -
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                 458        259          -        238        173          3
Payments on termination                                    -          -          -         (4)         -          -
Cost of Insurance                                        (35)        (9)         -        (23)        (6)         -
Loans - net                                                -          -          -         (1)         -          -
Transfers among the sub-accounts and with the Fixed
 Account - net                                            83         99          3         30          9          -
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                            506        349          3        240        176          3
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS                        480        379          3        226        179          3

NET ASSETS AT BEGINNING OF PERIOD                        382          3          -        182          3          -
                                                      ------     ------     ------     ------     ------     ------

NET ASSETS AT END OF PERIOD                           $  862     $  382     $    3     $  408     $  182     $    3
                                                      ======     ======     ======     ======     ======     ======

(a) For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                           SCUDDER VARIABLE LIFE INVESTMENT FUND SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                            GLOBAL DISCOVERY                  INTERNATIONAL
                                                     ------------------------------   ------------------------------
                                                       2000       1999     1998 (a)     2000       1999     1998 (a)
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                          $   17     $    -     $    -     $   22     $    4     $    -
Net realized gains (losses)                                2        (10)         -          7         (7)         -
Change in unrealized gains (losses)                     (111)        26          -       (142)        56          -
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (92)        16          -       (113)        53          -
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                 628         66          -        419        131          -
Payments on termination                                   (2)         -          -         (5)         -          -
Cost of Insurance                                        (47)        (6)         -        (28)        (8)         -
Loans - net                                                -          -          -          -          -          -
Transfers among the sub-accounts and with the Fixed
 Account - net                                           153         27          3        103         74          4
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                            732         87          3        489        197          4
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS                        640        103          3        376        250          4

NET ASSETS AT BEGINNING OF PERIOD                        106          3          -        254          4          -
                                                      ------     ------     ------     ------     ------     ------

NET ASSETS AT END OF PERIOD                           $  746     $  106     $    3     $  630     $  254     $    4
                                                      ======     ======     ======     ======     ======     ======

(a) For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                           STRONG VARIABLE INSURANCE FUNDS, INC. SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                           DISCOVERY FUND II              MID CAP GROWTH FUND II
                                                     ------------------------------   ------------------------------
                                                       2000       1999     1998 (a)     2000       1999     1998 (a)
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                          $   (2)    $    -     $    -     $  140     $    -     $    -
Net realized gains (losses)                                4          -          -         77         31          -
Change in unrealized gains (losses)                      (28)        10          -       (779)       175          -
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (26)        10          -       (562)       206          -
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                 251         47          -      1,594        406          -
Payments on termination                                    -          -          -         (8)         -          -
Cost of Insurance                                        (15)        (1)         -       (105)       (11)         -
Loans - net                                                -          -          -         (1)         -          -
Transfers among the sub-accounts and with the Fixed
 Account - net                                           256          -          -        669         22          -
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                            492         46          -      2,149        417          -
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS                        466         56          -      1,587        623          -

NET ASSETS AT BEGINNING OF PERIOD                         56          -          -        623          -          -
                                                      ------     ------     ------     ------     ------     ------

NET ASSETS AT END OF PERIOD                           $  522     $   56     $    -     $2,210     $  623     $    -
                                                      ======     ======     ======     ======     ======     ======

(a) For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                  STRONG OPPORTUNITY FUND, INC.     T. ROWE PRICE INTERNATIONAL
                                                           SUB-ACCOUNT                SERIES, INC. SUB-ACCOUNT
                                                  ------------------------------   ------------------------------
                                                       OPPORTUNITY FUND II              INTERNATIONAL STOCK
                                                  ------------------------------   ------------------------------
                                                    2000       1999     1998 (a)     2000       1999     1998 (a)
                                                  --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)                       $  111     $    1     $    -     $   16     $    2     $    -
Net realized gains (losses)                            12          -          -         12         (3)         -
Change in unrealized gains (losses)                  (105)        25          -       (108)        28          -
                                                   ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                            18         26          -        (80)        27          -
                                                   ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                              663        218          -        501        133          -
Payments on termination                                (1)         -          -         (3)         -          -
Cost of Insurance                                     (39)        (5)         -        (26)        (4)         -
Loans - net                                             -          -          -          -          -          -
Transfers among the sub-accounts and with the
 Fixed Account - net                                  169        (12)         2         36          8          -
                                                   ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                         792        201          2        508        137          -
                                                   ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS                     810        227          2        428        164          -

NET ASSETS AT BEGINNING OF PERIOD                     229          2          -        164          -          -
                                                   ------     ------     ------     ------     ------     ------

NET ASSETS AT END OF PERIOD                        $1,039     $  229     $    2     $  592     $  164     $    -
                                                   ======     ======     ======     ======     ======     ======

(a) For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                             T. ROWE PRICE EQUITY SERIES, INC. SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                           NEW AMERICA GROWTH                 MID-CAP GROWTH
                                                     ------------------------------   ------------------------------
                                                       2000       1999     1998 (a)     2000       1999     1998 (a)
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                          $   27     $    5     $    -     $   17     $    3     $    -
Net realized gains (losses)                                1         (1)         -          -         (1)         -
Change in unrealized gains (losses)                      (54)         4          -        (22)        41          -
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (26)         8          -         (5)        43          -
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                 186         97          1        605        266          7
Payments on termination                                   (2)         -          -         (2)         -          -
Cost of Insurance                                        (17)        (5)         -        (51)        (9)         -
Loans - net                                               (1)         -          -          -          -          -
Transfers among the sub-accounts and with the Fixed
 Account - net                                            28         (8)         2        613         35          -
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                            194         84          3      1,165        292          7
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS                        168         92          3      1,160        335          7

NET ASSETS AT BEGINNING OF PERIOD                         95          3          -        342          7          -
                                                      ------     ------     ------     ------     ------     ------

NET ASSETS AT END OF PERIOD                           $  263     $   95     $    3     $1,502     $  342     $    7
                                                      ======     ======     ======     ======     ======     ======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                  T. ROWE PRICE EQUITY SERIES, INC.    MFS VARIABLE INSURANCE TRUST
                                                            SUB-ACCOUNTS                       SUB-ACCOUNTS
                                                  ---------------------------------   ------------------------------
                                                            EQUITY INCOME               GROWTH WITH INCOME SERIES
                                                  ---------------------------------   ------------------------------
                                                    2000        1999      1998 (a)      2000       1999     1998 (a)
                                                  ---------   ---------   ---------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)                       $   31      $   10      $    -      $    1     $    1     $    -
Net realized gains (losses)                             2           2           -           4          1          -
Change in unrealized gains (losses)                    38         (13)          -          (8)        19          -
                                                   ------      ------      ------      ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                            71          (1)          -          (3)        21          -
                                                   ------      ------      ------      ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                              314         174           3         973        341          3
Payments on termination                                (4)          -           -          (8)         -          -
Cost of Insurance                                     (34)         (7)          -         (61)       (22)         -
Loans - net                                            (1)          -           -          (1)         -          -
Transfers among the sub-accounts
 and with the Fixed Account - net                      19          29           2          17        102          -
                                                   ------      ------      ------      ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                         294         196           5         920        421          3
                                                   ------      ------      ------      ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS                     365         195           5         917        442          3

NET ASSETS AT BEGINNING OF PERIOD                     200           5           -         445          3          -
                                                   ------      ------      ------      ------     ------     ------

NET ASSETS AT END OF PERIOD                        $  565      $  200      $    5      $1,362     $  445     $    3
                                                   ======      ======      ======      ======     ======     ======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                MFS VARIABLE INSURANCE TRUST SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                            RESEARCH SERIES               EMERGING GROWTH SERIES
                                                     ------------------------------   ------------------------------
                                                       2000       1999     1998 (a)     2000       1999     1998 (a)
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)                          $   29     $    1     $    -     $   35     $    -     $    -
Net realized gains (losses)                                5          2          -         35         16          -
Change in unrealized gains (losses)                     (136)        46          -       (644)       246          -
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS       (102)        49          -       (574)       262          -
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits                                                 837        267          4      2,430        550          -
Payments on termination                                   (6)        (1)         -        (10)         -          -
Cost of Insurance                                        (53)       (19)         -       (169)       (30)         -
Loans - net                                                -          -          -         (1)         -          -
Transfers among the sub-accounts and with the Fixed
 Account - net                                           130         38          -        345        (22)         3
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                            908        285          4      2,595        498          3
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS                        806        334          4      2,021        760          3

NET ASSETS AT BEGINNING OF PERIOD                        338          4          -        763          3          -
                                                      ------     ------     ------     ------     ------     ------

NET ASSETS AT END OF PERIOD                           $1,144     $  338     $    4     $2,784     $  763     $    3
                                                      ======     ======     ======     ======     ======     ======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                MFS VARIABLE INSURANCE TRUST SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                          TOTAL RETURN SERIES              NEW DISCOVERY SERIES
                                                     ------------------------------   ------------------------------
                                                       2000       1999     1998 (a)     2000       1999     1998 (a)
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)                          $   11     $    3     $    -     $   (1)    $   11     $    -
Net realized gains (losses)                                2         (1)         -         80        (34)         -
Change in unrealized gains (losses)                       55         (3)         1       (147)       158          -
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                          68         (1)         1        (68)       135          -
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits                                                 335        242         12        840        140          -
Payments on termination                                   (5)         -          -         (1)         -          -
Cost of Insurance                                        (26)        (9)         -        (49)       (10)         -
Loans - net                                                -          -          -          -          -          -
Transfers among the sub-accounts
 and with the Fixed Account - net                        (14)        38          9        (82)       347          -
                                                      ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS                               290        271         21        708        477          -
                                                      ------     ------     ------     ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS                        358        270         22        640        612          -

NET ASSETS AT BEGINNING OF PERIOD                        292         22          -        612          -          -
                                                      ------     ------     ------     ------     ------     ------

NET ASSETS AT END OF PERIOD                           $  650     $  292     $   22     $1,252     $  612     $    -
                                                      ======     ======     ======     ======     ======     ======

(a)  For the Period Beginning August 17, 1998 and Ended December 31, 1998

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  ORGANIZATION

    Lincoln Benefit Life Variable Life Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Lincoln Benefit Life Company ("Lincoln Benefit"). The assets of the Account are legally segregated from those of Lincoln Benefit. Lincoln Benefit is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

    Lincoln Benefit issues three life insurance policies, the Investor's Select, the Consultant and the Consultant SL, the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any policy provisions wherein Lincoln Benefit contractually guarantees either a minimum return or account value upon death, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying portfolios (collectively the "Funds"):

    ALGER AMERICAN FUND
      Growth
      Income and Growth
      Leveraged AllCap
      MidCap Growth
      Small Capitalization
    JANUS ASPEN SERIES
      Flexible Income
      Balanced
      Growth
      Aggressive Growth
      Worldwide Growth
    IAI RETIREMENT FUNDS, INC.
      Regional
      Reserve
      Balanced
    FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
      Asset Manager
      Contrafund
      Index 500
    FIDELITY VARIABLE INSURANCE PRODUCTS FUND
      Money Market
      Equity-Income
      Growth
      Overseas
    FEDERATED INSURANCE MANAGEMENT SERIES
      High Income Bond Fund II
      Utility Fund II
      U.S. Government Securities Fund II
    SCUDDER VARIABLE LIFE INVESTMENT FUND
      Bond
      Balanced
      Growth and Income
      Global Discovery
      International
    STRONG VARIABLE INSURANCE FUNDS, INC.
      Discovery Fund II
      Mid Cap Growth Fund II
    STRONG OPPORTUNITY FUND II, INC.
      Opportunity Fund II
    T. ROWE PRICE INTERNATIONAL SERIES, INC.
      International Stock
    T. ROWE PRICE EQUITY SERIES, INC.
      New America Growth
      Mid-Cap Growth
      Equity Income
    MFS VARIABLE INSURANCE TRUST
      Growth with Income Series
      Research Series
      Emerging Growth Series
      Total Return Series
      New Discovery Series

--------------------------------------------------------------------------------

1.  ORGANIZATION (CONTINUED)

    Lincoln Benefit provides administrative and insurance services to the policyholders for a fee. Lincoln Benefit also maintains a fixed account ("Fixed Account"), to which policyholders may direct their deposits and receive a fixed rate of return. Lincoln Benefit has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    VALUATION OF INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

    INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

    REALIZED GAINS AND LOSSES - Realized gains and losses represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis.

    FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Lincoln Benefit. Lincoln Benefit is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account, as the Account did not generate taxable income.

    USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.  EXPENSES

    MORTALITY AND EXPENSE RISK CHARGE - Lincoln Benefit assumes mortality and expense risks related to the operations of the Account and deducts charges daily based on the net assets of the Account. The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract.

    ADMINISTRATIVE EXPENSE CHARGE - On a monthly basis, Lincoln Benefit deducts from the policy value for certain expenses. The policy fee covers administrative expenses such as salaries, postage and periodic reports.

    COST OF INSURANCE - Lincoln Benefit charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder's death benefit amount and Account value.

4.  UNITS ISSUED AND REDEEMED

    (Units in whole amounts)

                                                         INVESTOR'S SELECT CONTRACTS
                                               -----------------------------------------------
                                                                        UNIT ACTIVITY DURING
                                                                               2000:
                                                                      ------------------------
                                                UNITS OUTSTANDING       UNITS         UNITS
                                                DECEMBER 31, 1999       ISSUED      REDEEMED
                                               --------------------   ----------   -----------
Investments in Janus Aspen Series
 Sub-Accounts:
  Flexible Income                                      93,734             30,245       (29,407)
  Balanced                                            459,118            142,182      (125,369)
  Growth                                              936,578            789,264      (651,136)
  Aggressive Growth                                   796,055            751,956      (685,240)
  Worldwide Growth                                  1,259,221          3,158,818    (3,080,660)
Investments in IAI Retirement Funds, Inc.
 Sub-Accounts:
  Regional                                            133,143             46,026       (95,314)
  Reserve                                              15,314                572        (3,279)
  Balanced                                             51,610              8,273       (22,835)
Investments in Fidelity Variable Insurance
 Products Fund II Sub-Accounts:
  Asset Manager                                       342,551             68,564       (76,806)
  Contrafund                                          892,289            359,740      (207,405)
Investments in Fidelity Variable Insurance
 Products Fund Sub-Accounts:
  Money Market                                      1,481,004         15,840,967   (16,112,940)
  Equity-Income                                     1,102,485            468,516      (442,112)
  Growth                                            1,018,748            684,370      (622,222)
  Overseas                                            361,245          2,168,946    (2,172,375)
Investments in Federated Insurance Management
 Series Sub-Accounts:
  High Income Bond Fund II                            229,685            426,278      (445,682)
  Utility Fund II                                     149,015             51,198       (46,891)
  U.S. Government Securities Fund II                  101,250            136,920      (130,858)
Investment in Scudder Variable Life
 Investment Fund Sub-Account:
  Bond                                                 66,056             38,978       (32,890)

                                                      INVESTOR'S SELECT CONTRACTS
                                               -----------------------------------------

                                                                         ACCUMULATION
                                                UNITS OUTSTANDING         UNIT VALUE
                                                DECEMBER 31, 2000     DECEMBER 31, 2000
                                               --------------------   ------------------
Investments in Janus Aspen Series
 Sub-Accounts:
  Flexible Income                                      94,572               $16.58
  Balanced                                            475,931                27.43
  Growth                                            1,074,706                30.06
  Aggressive Growth                                   862,771                35.61
  Worldwide Growth                                  1,337,379                33.30
Investments in IAI Retirement Funds, Inc.
 Sub-Accounts:
  Regional                                             83,855                21.95
  Reserve                                              12,607                12.81
  Balanced                                             37,048                16.56
Investments in Fidelity Variable Insurance
 Products Fund II Sub-Accounts:
  Asset Manager                                       334,309                17.42
  Contrafund                                        1,044,624                20.38
Investments in Fidelity Variable Insurance
 Products Fund Sub-Accounts:
  Money Market                                      1,209,031                13.74
  Equity-Income                                     1,128,889                25.31
  Growth                                            1,080,896                30.77
  Overseas                                            357,816                16.35
Investments in Federated Insurance Management
 Series Sub-Accounts:
  High Income Bond Fund II                            210,281                13.74
  Utility Fund II                                     153,322                16.98
  U.S. Government Securities Fund II                  107,312                14.22
Investment in Scudder Variable Life
 Investment Fund Sub-Account:
  Bond                                                 72,144                13.98

    (Units in whole amounts)

                                                  CONSULTANT AND CONSULTANT SL CONTRACTS
                                               ---------------------------------------------
                                                                       UNIT ACTIVITY DURING
                                                                              2000:
                                                                      ----------------------
                                                UNITS OUTSTANDING       UNITS       UNITS
                                                DECEMBER 31, 1999      ISSUED      REDEEMED
                                               --------------------   ---------   ----------
Investments in Alger American Fund
 Sub-Accounts:
  Growth                                              92,857            206,600     (66,286)
  Income and Growth                                   46,044            107,117     (32,475)
  Leveraged AllCap                                    73,026            196,420     (63,773)
  MidCap Growth                                       33,781            265,032     (95,531)
  Small Capitalization                                31,083            136,506     (40,308)
Investments in Janus Aspen Series
 Sub-Accounts:
  Flexible Income                                     35,853             39,500     (19,950)
  Balanced                                           166,280            264,694     (90,206)
  Growth                                             183,314            615,278    (202,549)
  Aggressive Growth                                  107,570            623,600    (274,251)
  Worldwide Growth                                   213,051          1,029,076    (642,172)
Investments in Fidelity Variable Insurance
 Products Fund II Sub-Accounts:
  Asset Manager                                       22,445             31,618      (7,241)
  Contrafund                                         185,431            286,574    (100,665)
  Index 500                                          394,388            666,727    (240,246)
Investments in Fidelity Variable Insurance
 Products Fund Sub-Accounts:
  Money Market                                       437,896          3,862,064  (3,574,820)
  Equity-Income                                       87,018            266,158    (158,109)
  Growth                                             156,550            438,896    (185,429)
  Overseas                                            18,028            435,493    (390,660)
Investments in Federated Insurance Management
 Series Sub-Accounts:
  High Income Bond Fund II                            39,364             49,955     (22,995)
  Utility Fund II                                     21,772             30,002     (10,445)
  U.S. Government Securities Fund II                  13,977             39,287      (8,624)
Investments in Scudder Variable Life
 Investment Fund Sub-Accounts:
  Bond                                                62,008            124,810     (23,872)
  Balanced                                            29,889             48,647      (9,767)
  Growth and Income                                   16,232             27,674      (6,709)
  Global Discovery                                     5,918             69,536     (31,559)
  International                                       15,761             52,564     (18,402)
Investments in Strong Variable Insurance
 Funds, Inc. Sub-Accounts:
  Discovery Fund II                                    4,809             55,587     (17,529)
  Growth Fund II                                      28,622            347,660    (257,081)
Investment in Strong Opportunity Fund II,
 Inc. Sub-Account:
  Opportunity Fund II                                 15,433             67,094     (16,762)
Investment in T. Rowe Price International
 Series, Inc. Sub-Account:
  International Stock                                 11,367             67,045     (28,526)
Investments in T. Rowe Price Equity Series,
 Inc. Sub-Accounts:
  New America Growth                                   7,423             19,886      (4,236)
  Mid-Cap Growth                                      23,918            149,608     (75,722)
  Equity Income                                       17,787             76,946     (50,298)
Investments in MFS Variable Insurance Trust
 Sub-Accounts:
  Growth with Income Series                           37,045            138,120     (61,512)
  Research Series                                     24,490             76,062     (13,474)
  Emerging Growth Series                              36,580            177,954     (48,532)
  Total Return Series                                 26,588             42,719     (18,336)
  New Discovery Series                                30,949            141,293    (107,671)

                                                CONSULTANT AND CONSULTANT SL CONTRACTS
                                               -----------------------------------------

                                                                         ACCUMULATION
                                                UNITS OUTSTANDING         UNIT VALUE
                                                DECEMBER 31, 2000     DECEMBER 31, 2000
                                               --------------------   ------------------
Investments in Alger American Fund
 Sub-Accounts:
  Growth                                             233,171                $13.66
  Income and Growth                                  120,686                 16.26
  Leveraged AllCap                                   205,673                 17.22
  MidCap Growth                                      203,282                 16.77
  Small Capitalization                               127,281                 11.87
Investments in Janus Aspen Series
 Sub-Accounts:
  Flexible Income                                     55,403                 11.12
  Balanced                                           340,768                 14.54
  Growth                                             596,043                 14.66
  Aggressive Growth                                  456,919                 18.95
  Worldwide Growth                                   599,955                 14.88
Investments in Fidelity Variable Insurance
 Products Fund II Sub-Accounts:
  Asset Manager                                       46,822                 11.58
  Contrafund                                         371,340                 13.36
  Index 500                                          820,869                 12.48
Investments in Fidelity Variable Insurance
 Products Fund Sub-Accounts:
  Money Market                                       725,140                 11.40
  Equity-Income                                      195,067                 12.54
  Growth                                             410,017                 14.29
  Overseas                                            62,861                 12.17
Investments in Federated Insurance Management
 Series Sub-Accounts:
  High Income Bond Fund II                            66,324                  9.21
  Utility Fund II                                     41,329                 10.36
  U.S. Government Securities Fund II                  44,640                 11.38
Investments in Scudder Variable Life
 Investment Fund Sub-Accounts:
  Bond                                               162,946                 11.21
  Balanced                                            68,769                 12.53
  Growth and Income                                   37,197                 10.98
  Global Discovery                                    43,895                 17.00
  International                                       49,923                 12.62
Investments in Strong Variable Insurance
 Funds, Inc. Sub-Accounts:
  Discovery Fund II                                   42,867                 12.17
  Growth Fund II                                     119,201                 18.54
Investment in Strong Opportunity Fund II,
 Inc. Sub-Account:
  Opportunity Fund II                                 65,765                 15.80
Investment in T. Rowe Price International
 Series, Inc. Sub-Account:
  International Stock                                 49,886                 11.86
Investments in T. Rowe Price Equity Series,
 Inc. Sub-Accounts:
  New America Growth                                  23,073                 11.39
  Mid-Cap Growth                                      97,804                 15.36
  Equity Income                                       44,435                 12.70
Investments in MFS Variable Insurance Trust
 Sub-Accounts:
  Growth with Income Series                          113,653                 11.98
  Research Series                                     87,078                 13.13
  Emerging Growth Series                             166,002                 16.77
  Total Return Series                                 50,971                 12.75
  New Discovery Series                                64,571                 19.39